THE GABELLI WESTWOOD FUNDS
================================================================================

                               SEMI-ANNUAL REPORT
                                 MARCH 31, 2002

       EQUITY FUND                              SMALLCAP EQUITY FUND
       BALANCED FUND                            REALTY FUND
       INTERMEDIATE BOND FUND                   MIGHTY MITES [SM] FUND


DEAR FELLOW SHAREHOLDER,
       We are pleased to provide the March 31, 2002 semi-annual report for the Gabelli Westwood Funds, including the Equity Fund, Balanced Fund, Intermediate Bond Fund, Small Cap Equity Fund, Realty Fund and Mighty Mites[SERVICEMARK] Fund.

MARKET COMMENTARY
       During the fourth quarter of 2001, market confidence in a 2002 recovery began to build and the markets pushed higher. After the sharp sell-off in September, markets retraced some lost ground. Consumer strength prevailed in auto and home sales. The Federal Reserve Board ("Fed") continued to lower interest rates. The federal government increased fiscal expenditures, and news from the war in Afghanistan was almost entirely positive. However, nervousness took hold whenever major companies announced deteriorating business conditions and major layoffs. Accounting for risk took on heightened importance as fears increased regarding legal exposure to asbestos lawsuits and the ramifications of Enron's stunning collapse. Although share prices of various companies across the market were under pressure associated with these issues, major merger announcements and talk of a stimulus package helped the markets turn around. Major equity indices recorded strongly positive returns for the fourth quarter.

       Westwood has believed that the fundamentals were in place for economic growth and a rebound in corporate earnings. In line with our forecast, Gross Domestic Product ("GDP") growth data was stronger than the market had expected. We believe that inventory replenishment will account for much of the strength.

       During the first quarter of 2002, rumors, bankruptcies, and financial restatements challenged the market. Rumors plagued Tyco, IBM and General Electric as questions about proper reporting surfaced. Telecom bankruptcies highlighted the pressure through the quarter as a long anticipated recovery in that sector was pushed back -- possibly to 2003. As the Securities Exchange Commission ("SEC") took a more active role in investigations, many companies, including Computer Associates, fell on fears that earnings would have to be restated.

       Energy prices moved higher in response to both stronger world GDP and increasing tensions in the Middle East, which were a concern to the market. Higher energy prices are perceived as a tax on the consumer that could hinder economic growth. The Federal Open Markets Committee ("FOMC") left overnight interest rates unchanged at its March 19 meeting, but a shift to a neutral bias signaled an end to a string of eleven straight rate cuts. Bond yields rose in anticipation of rate increases later in the year. Although equity asset classes earned strong double-digit returns over the six-month period, the nicely positive return on Real Estate Investment Trusts ("REITs") stood out during an essentially flat performance by other assets during the opening quarter of 2002.

EQUITY FUND
       We are pleased to announce that Morningstar rated the Equity Fund's Class AAA Shares 5 stars overall and for the ten-year period ended March 31, 2002 among 926 domestic equity funds. The Fund was rated 4 stars for the three and five-year periods ended March 31, 2002 among 5040 and 3293 domestic equity funds, respectively. For the six months ended March 31, 2002, the Equity Fund's Class AAA Shares posted a return of 12.05% and the Class A Shares rose 11.92%. The Standard & Poor's ("S&P") 500 Index and the Lipper Multi-Cap Value Fund Average rose 10.99% and 13.88%, respectively, over the same six-month period. The S&P 500 Index is an unmanaged indicator of stock market performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. Sector and stock selection both contributed to the Fund's performance. Top performing stocks included United Technologies, Apple Computer, Sears, Roebuck & Co., Apache, Merrill Lynch and Union Pacific.

--------------------------------------------------------------------------------
                               AVERAGE ANNUAL RETURNS MARCH 31, 2002 (A)
                         6 MONTHS (B) 1 YEAR   5 YEAR  10 YEAR  LIFE OF FUND (C)
                         -----------  ------   ------  -------  ----------------

Class AAA ................  12.05%   (3.79)%    11.08%    14.40%    13.28%
S&P 500 Index ............  10.99%     0.28%    10.18%    13.25%    14.11%
Lipper Multi-Cap Value
   Fund Average ..........  13.88%     5.49%    10.85%    13.14%    12.45%

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. See page 39 for further performance details about additional classes of shares.
(b) Not annualized.
(c) From commencement of investment operations on January 2, 1987.

--------------------------------------------------------------------------------

       Westwood's overweight in energy boosted performance in the first quarter of 2002. The portfolio was underweight in several sectors where the S&P 500 Index was lagging. These positions, together with an overweight in financials and utilities and strong stock selection, boosted performance during the quarter. The performance in the utilities sector was exceptional, especially with positions in companies with stronger balance sheets. An underweight in health care, coupled with a focus on the managed care stocks instead of pharmaceutical companies, benefited performance as the major pharmaceutical stocks in the sector continued to decline. Strong contributors among consumer cyclical companies included General Motors, as vehicle sales have exceeded expectations, and Walt Disney, which reported better than expected numbers for theme parks and resorts.

       We are encouraged by recent economic data pointing to signs of a recovery, and believe that it will prove worthwhile to own the combination of higher yielding stocks and cyclical companies that are positioned to benefit from a modest economic recovery. Our strategy to outperform in the economic environment of 2002 is to position the portfolio with a "barbell" structure, with part of the portfolio focused on cyclical companies that stand to benefit from a sooner than expected recovery, and part focused on companies that offer attractive dividend yields.

BALANCED FUND
       We are pleased to announce that Morningstar rated the Balanced Fund's Class AAA Shares 4 stars overall and for the three, five, and ten-year period ended March 31, 2002 among 5040, 3293, and 926 domestic equity funds, respectively. For the six months ended March 31, 2002, the Balanced Fund's Class AAA Shares rose 7.47% and the Class A Shares rose 7.26%. A blended composite of 60% of the S&P 500 Index and 40% of the


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PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.  The information  pertaining to Morningstar contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or
timely.   [COPYRIGHT]2002   Morningstar,   Inc.  All  Rights  Reserved.  Neither
Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Morningstar ratings reflect historical risk adjusted performance as of 3/31/02 and are subject to change every month. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the fund's load-adjusted return for the same period, and then adjusting this excess return for risk. The top 10% of funds in each broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-, and ten-year (IF APPLICABLE) Morningstar Rating metrics. Morningstar Rating is for
Class  AAA  shares  only;   other   classes  may  have   different   performance
characteristics.

Lehman Brothers Government/Corporate Bond ("LBG/C") Index and the Lipper Balanced Fund Average rose 6.43% and 6.82%, respectively, over the same six-month period. Each index is an unmanaged indicator of investment performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category.

--------------------------------------------------------------------------------
                               AVERAGE ANNUAL RETURNS MARCH 31, 2002 (A)
                         6 MONTHS (B) 1 YEAR   5 YEAR  10 YEAR  LIFE OF FUND (C)
                         -----------  ------   ------  -------  ----------------


Class AAA ..................  7.47%   (0.83)%    9.62%   11.90%      12.00%
60% S&P 500 and
40% Lehman Bros. Gov't./
Corporate Bond Index .......  6.43%     1.95%    9.08%   10.90%      10.86%
Lipper Balanced Fund Average  6.82%     1.46%    7.64%    9.58%       9.53%

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. See page 39 for further details about additional classes of shares.
(b) Not annualized.
(c) From commencement of investment operations on October 1, 1991.
--------------------------------------------------------------------------------

       The Fund is designed to give an investor exposure to equities but reduces overall risk through investment in short-to-intermediate fixed income securities. With that maturity proviso, strategies for the Equity and Bond funds, which are discussed in this letter, also apply to their respective components in the Balanced Fund.

INTERMEDIATE BOND FUND
       The 30-day annualized yield for the period ended March 31, 2002 was 4.24% for the Intermediate Bond Fund's Class AAA Shares. For the six months ended March 31, 2002, the Intermediate Bond Fund declined 0.96%, net of all fees and expenses. The Lehman Brothers Government/Corporate Bond ("LBG/C") Index and the Lipper Intermediate Investment Grade Debt Fund Average declined 0.41% and 0.30%, respectively, over the same six-month period. The LBG/C Bond Index is an unmanaged indicator of investment performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category.

       Investment grade bonds paused during the fourth quarter of 2001 in their year long rally despite three additional short-term rate reductions by the Fed totaling another 125 basis points (1.25%). For 2001 as a whole, the Fed cut the Federal Fund rate from 6.50% to 1.75%, a remarkable 475 basis points. Signs that the domestic economy was improving increased during the quarter, helping to push Treasury intermediate note and long bond yields higher, resulting in a steeper yield curve by year-end. Corporate bonds outperformed Treasuries, as investor preference for U.S. government debt, which had grown in the wake of the September 11 attacks, subsided during the fourth quarter.

       The first quarter of 2002 was a tumultuous period for the U.S. credit market. After posting positive returns in January and February, the bond market turned decidedly negative in March as economic reports consistently surprised to the upside. In March alone, the 10-year Treasury note yield rose 55 basis points, while the two-year note yield rose 60 basis points as fears of interest rate hikes by the Fed roiled the market. Despite signs of improving economic conditions, several high profile debt ratings downgrades served to remind investors that credit risk remains a threat. As yields rose, long Treasury bonds posted the worst returns in the Index. Within the corporate sector, financial and utility issues out-performed, while continued weakness in telecom debt dragged the industrial segment lower. Mortgage-backed securities, with their yield advantage and shorter durations, were the star performers.

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                               AVERAGE ANNUAL RETURNS MARCH 31, 2002 (A)
                         6 MONTHS (B) 1 YEAR   5 YEAR  10 YEAR  LIFE OF FUND (C)
                         -----------  ------   ------  -------  ----------------

Class AAA ................. (0.96)%     4.00%    6.50%   6.43%      6.43%
Lehman Bros. Gov't./
Corporate Bond Index ...... (0.41)%     4.64%    7.45%   7.39%      7.40%
Lipper Intermediate
Investment Grade Debt
Fund Average .............. (0.30)%     4.21%    6.51%   6.73%      6.86%

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. See page 39 for further details about additional classes of shares.
(b) Not annualized.
(c) From commencement of investment operations on October 1, 1991.
--------------------------------------------------------------------------------

       For the six-month period, long-term sovereign and Baa-rated corporate bonds were the top performing market segments. Mortgage-backed securities performed well, as did the debt of financial institutions. The Fund benefited from maintaining below-market duration -- a measure of sensitivity to interest rate changes -- as intermediate and long-term bond yields rose. Being significantly overweight in both mortgage-backed securities and financial issues gave a strong boost to performance. The lack of long-maturity corporate bonds and the performance of a Tyco note had dampening effects. In addition to Fannie Mae and Ginnie Mae MBS, top performers included financial institutions (GMAC, GE Capital, and Archstone Communities Trust -- a REIT), utility Niagara Mohawk Power, and selected industrial companies (Conoco, Wal-Mart, GTE/Verizon, and Neiman Marcus).

SMALL CAP EQUITY FUND
       For the six months ended March 31, 2002, the Small Cap Equity Fund produced a return of 16.14%. The Russell 2000 Index and the Lipper Small-Cap Growth Fund Average rose 25.91% and 20.32%, respectively, over the same six-month period. The Russell 2000 Index is an unmanaged indicator of investment performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category.

       Small capitalization stocks significantly outperformed large capitalization stocks during the fourth quarter of 2001. Performance was positive in all three months of the quarter as the market rebounded strongly from its September lows. Sentiment towards the asset class improved as small cap stocks have historically out-performed coming out of recessionary periods. The technology sector rallied from the worst performing sector in the third quarter to the best performing in the fourth quarter. The economically sensitive basic materials, consumer cyclical and producer durables sectors also produced strong performance during the quarter.

       As a result of improving economic fundamentals and a decrease in stock price volatility during the first quarter of 2002, small capitalization stocks again out-performed large capitalization stocks, comparing the Russell 2000 Index (up 3.98% for the first quarter) to the S&P 500 Index (up 0.19% for the first quarter). It was in March that investors became more confident that an economic recovery was underway and that small caps asserted their leadership. Strength in factory orders and increases in shipping trucking activity provided a boost to the industrial sectors. In technology, semiconductor manufacturing equipment companies reported order increases, possibly indicating a bottom to the semiconductor cycle. Healthcare equipment order was also strong as hospitals and clinics have both the need and the capital to upgrade outdated equipment.

       Over the six-month period, performance lagged the Russell 2000 Index primarily from an overweight position in healthcare that was impacted by disappointing performance on the part of selected stocks, and secondarily by technology stock selection. Fund performance benefited from strong stock selection in capital goods, utilities, and energy sectors.

--------------------------------------------------------------------------------
                                 AVERAGE ANNUAL RETURNS MARCH 31, 2002 (A)
                                 -----------------------------------------
                         6 MONTHS (B)    1 YEAR      3 YEAR     LIFE OF FUND (C)
                         ------------    ------      ------     ----------------

Class AAA .................. 16.14%     (0.39)%       3.13%         10.18%
Russell 2000 Index ......... 25.91%     13.98%        9.84%          9.73%
Lipper Small-Cap Growth
  Fund Average ............. 20.32%      6.54%        8.55%         10.82%

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. See page 39 for further details about additional classes of shares.
(b) Not annualized.
(c) From commencement of investment operations on April 15, 1997.
--------------------------------------------------------------------------------

THE REALTY FUND
        We are pleased to announce that Morningstar has rated the Realty Fund's Class AAA Shares 5 stars overall and for the three-year period ended March 31, 2002 among 5,040 domestic equity funds. The REIT asset class earned consistently strong returns during both the fourth quarter of 2001 and the first quarter of 2002. For the six months ended March 31, 2002, the Realty Fund rose 11.72%, net of all fees and expenses. The National Association of REITs ("NAREIT") All REIT Index and the Lipper Real Estate Fund Average rose 13.97% and 13.18%, respectively, over the same six-month period. The NAREIT Index is an unmanaged indicator of investment performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category.

-------------------------------------------------------------------------------
                                 AVERAGE ANNUAL RETURNS MARCH 31, 2002 (A)
                                 -----------------------------------------
                         6 MONTHS (B)    1 YEAR      3 YEAR     LIFE OF FUND (C)
                         ------------    ------      ------     ----------------

Class AAA .................. 11.72%       22.11%      16.28%         6.21%
NAREIT All REIT Index ...... 13.97%       23.80%      15.78%         4.30%
Lipper Real Estate
Fund Average ............... 13.18%       19.95%      14.55%         4.17%

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. See page 39 for further details about additional classes of shares.
(b) Not annualized.
(c) From commencement of investment operations on September 30, 1997.
--------------------------------------------------------------------------------
       During the fourth quarter of 2001, hotel REITs bounced back strongly after experiencing double-digit losses following the September attacks. Regional malls benefited from their attractive valuations and long lease durations. Mortgage-backed REITs continued to benefit from lower short-term interest rates. Stronger than expected home sales pressured the apartment sector. Perceptions of a slowdown in office demand weighed on the office sector, resulting in it being the worst performing sector of the quarter. On October 3, 2001, S&P announced that it would consider REITs for inclusion in its indices. Since then, Equity Office and Equity Residential, the two largest REITs, have been added to the S&P 500 Index. This is very encouraging for the industry and should help introduce REITs to a broader base of investors.

       REITs topped the list of best performing asset classes during the opening quarter of 2002, outperforming the broader market, the Nasdaq Composite Index, and small capitalization stocks. The group benefited from positive fund flows following stellar returns for a second consecutive year. The best performing sectors of the REIT market during the quarter were lodging, healthcare, and regional malls; in the latter, the pace of consolidation remained brisk. Office and commercial markets were weak as tenants remained cautious and sublease activity remained an overhang to supply.

       Among the five top-performing REIT holdings for the six-month period, three are in the lodging/resorts segment (Meristar Hospitality, Host Marriott, and Hospitality Properties) and two are in regional malls (CBL & Associates, General Growth Properties). As investors focus more on total return investments, the high dividend yield and capital appreciation opportunity characteristics of REITs are gaining increased attention. REITs are now trading at a slight premium to net asset value, implying that the market expects real estate managers to create value in the future. Dividend yields are very attractive compared to alternative investments, and an improving economy will benefit occupancy and general real estate fundamentals.

MIGHTY MITES[SM] FUND
       For the six months ended March 31, 2002, the Mighty Mites Fund's total return was 12.70%. The Russell 2000 Index and the Lipper Small-Cap Value Fund Average rose 25.91% and 27.58%, respectively, over the same six-month period. The Russell 2000 Index is an unmanaged indicator of investment performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category.

       The advantages of micro-cap companies -- the flexibility to respond quickly to changes in their markets, insulation from macro-economic trends, and in general, more loyal shareholder bases -- continued to work in their favor. Going forward, we believe another factor -- simplicity -- will provide a boost to this sector. The Enron accounting scandal has created an investor backlash against companies with complex financials and aggressive accounting practices. Going forward, we believe investors will gravitate to smaller, more easy to understand companies with much greater "earnings transparency."

-------------------------------------------------------------------------------
                                 AVERAGE ANNUAL RETURNS MARCH 31, 2002 (A)
                                 -----------------------------------------
                         6 MONTHS (B)    1 YEAR      3 YEAR     LIFE OF FUND (C)
                         ------------    ------      ------     ----------------
Class AAA ................  12.70%        9.51%       16.61%       15.53%
Russell 2000 Index .......  25.91%       13.98%        9.84%        2.93%
Lipper Small-Cap Value
Fund Average .............  27.58%       24.75%       20.07%        7.21%

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. See page 39 for further details about additional classes of shares.
(b) Not annualized.
(c) From commencement of investment operations on May 11, 1998.
--------------------------------------------------------------------------------

       We also believe merger and acquisition activity, which had diminished during the economic downturn and dried up completely following 9/11, will accelerate in the year ahead. In a slower growth economy, more companies depend on acquisitions for growth. Corporations are focused on preserving profit margins through realizing economies of scale. In general, the government now appears to be more concerned with supporting economic growth than scrutinizing proposed business combinations. Financial Accounting Standards Board (FASB) Statement 142, which does not require companies to amortize goodwill, diminishes the penalty on earnings for acquiring companies. Now that the political, economic, and stock market dust appears to be settling, deal flow should increase, with a good portion of it being larger companies acquiring smaller competitors.

       We continue to maintain a relatively large cash position -- a reflection of still high equity valuations, more limited value oriented opportunities, and our commitment to exhaustive fundamental research. We want to get very close to potential investment candidates before committing our shareholders money. This is time well spent in today's highly volatile equity markets. We expect to be more fully invested in the year ahead as the economy recovers, the tone of the market improves, and our research efforts uncover more micro-cap bargains.

       During the first quarter, we had a good stock picking batting average, with about 56% of our holdings delivering positive returns and some big winners compensating for our losers. The former include Eagle Supply Group, Katy Industries, Marine Products Corp. Coolbrands International, and J&J Snack Foods. Our telecommunications investments lagged, with stocks such as Leap Wireless, Horizon Telecom, and Allen Telecom declining sharply.

MINIMUM INITIAL INVESTMENT - $1,000
       The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan.

 WWW.GABELLI.COM
         Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

       We encourage you to visit our website at www.westwoodgroup.com. We very much appreciate your confidence and remain committed to meeting your investment objectives.

       In  our  efforts  to  bring  our   shareholders   more  timely  portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.


                         WHO                                            WHEN
                         ---                                            -----
      Special Chats:     Mario J. Gabelli                               First Monday of each month
                         Howard Ward                                    First Tuesday of each month

       In addition,  every Wednesday will feature a different portfolio manager.
The upcoming Wednesday chat schedule is as follows:

                         MAY                                            JUNE                     JULY
                         ---                                            ---                      ----
      1st Wednesday      Ivan Arteaga                                   Henry Van der Eb         Ivan Arteaga
      2nd Wednesday      Charles Minter & Martin Weiner                 Caesar Bryan             Caesar Bryan
      3rd Wednesday      Walter Walsh & Laura Linehan                   Ivan Arteaga             Lynda Calkin
      4th Wednesday      Hart Woodson                                   Barbara Marcin           Henry Van der Eb
      5th Wednesday      Barbara Marcin                                                          Barbara Marcin


       All chat sessions start at 4:15 ET. Please arrive early, as participation is limited.

       You may sign up for our HIGHLIGHTS e-mail newsletter at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION
       The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554) or 1-800-WESTWOOD (1-800-937-8966). Please call us during the business day for further information.

                                 Sincerely,

                                 /S/ Susan M. Byrne
                                 SUSAN M. BYRNE
                                 President and Chief Investment Officer
April 18, 2002


               ------------------------------------------------------
                              NASDAQ SYMBOLS TABLE
               ------------------------------------------------------
               GABELLI WESTWOOD FUND                 NASDAQ SYMBOLS
               ---------------------                 --------------
               Equity                                WESWX
               Balanced                              WEBAX
               Intermediate Bond                     WEIBX
               SmallCap Equity                       WESCX
               Realty                                WESRX
               Mighty Mites[SM]                      WEMMX
               Equity - Class A                      WEECX
               Balanced - Class A                    WEBCX

THE GABELLI WESTWOOD EQUITY FUND
PORTFOLIO OF INVESTMENTS -- MARCH 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

   SHARES                                          COST          VALUE
   ------                                          ----          -----
              COMMON STOCKS -- 96.7%
              AEROSPACE -- 1.3%
     82,900   Boeing Co. ....................  $  4,023,114   $  3,999,925
                                               ------------   ------------
              AUTOMOTIVE -- 2.5%
    128,500   General Motors Corp. ..........     6,250,535      7,767,825
                                               ------------   ------------
              AVIATION: PARTS AND SERVICES -- 2.3%
     95,600   United Technologies Corp. .....     5,717,120      7,093,520
                                               ------------   ------------
              COMPUTER HARDWARE -- 6.8%
    286,200   Apple Computer Inc.+ ..........     5,782,914      6,774,354
     50,000   Compaq Computer Corp. .........       550,500        522,500
    339,200   Hewlett-Packard Co. ...........     8,006,495      6,085,248
     73,600   International Business
              Machines Corp. ................     7,151,402      7,654,400
                                               ------------   ------------
                                                 21,491,311     21,036,502
                                               ------------   ------------
              CONSUMER PRODUCTS -- 2.4%
    144,800   Philip Morris Companies Inc. ..     6,782,976      7,626,616
                                               ------------   ------------
              DIVERSIFIED INDUSTRIAL -- 2.0%
    191,400   Tyco International Ltd. .......     8,178,749      6,186,048
                                               ------------   ------------
              ELECTRONICS -- 1.6%
    268,000   Flextronics International Ltd.+     6,700,970      4,891,000
                                               ------------   ------------
              ENERGY AND UTILITIES: INTEGRATED -- 7.4%
    122,900   Dominion Resources Inc. .......     7,236,185      8,008,164
    210,800   FirstEnergy Corp. .............     7,334,208      7,289,464
    154,160   Progress Energy Inc. ..........     6,645,465      7,714,166
                                               ------------   ------------
                                                 21,215,858     23,011,794
                                               ------------   ------------
              ENERGY AND UTILITIES: NATURAL GAS -- 2.5%
    138,760   Apache Corp. ..................     6,530,678      7,892,669
                                               ------------   ------------
              ENERGY AND UTILITIES: OIL -- 10.1%
    135,400   Anadarko Petroleum Corp. ......     7,949,284      7,641,976
     86,800   ChevronTexaco Corp. ...........     7,878,396      7,835,436
    270,600   Conoco Inc. ...................     7,260,861      7,896,108
    184,000   Exxon Mobil Corp. .............     7,396,982      8,064,720
                                               ------------   ------------
                                                 30,485,523     31,438,240
                                               ------------   ------------
              ENERGY AND UTILITIES: SERVICES -- 2.6%
    136,100   Schlumberger Ltd. .............     6,977,480      8,005,402
                                               ------------   ------------
              ENTERTAINMENT -- 2.4%
    146,100   AOL Time Warner Inc.+ .........     5,586,026      3,455,265
    168,200   Disney (Walt) Co. .............     4,636,234      3,882,056
                                               ------------   ------------
                                                 10,222,260      7,337,321
                                               ------------   ------------
              EQUIPMENT AND SUPPLIES -- 2.5%
    135,300   Caterpillar Inc. ..............     6,985,940      7,691,805
                                               ------------   ------------

              FINANCIAL SERVICES -- 14.9%
    185,000   American Express Co. ..........  $  6,398,249   $  7,577,600
    115,900   Bank of America Corp. .........     5,255,294      7,883,518
    157,633   Citigroup Inc. ................     5,549,271      7,805,986
    147,400   Merrill Lynch & Co. Inc. ......     8,060,997      8,163,012
    246,600   Prudential Financial Inc.+ ....     7,618,251      7,656,930
    222,900   Washington Mutual Inc. ........     8,259,152      7,384,677
                                               ------------   ------------
                                                 41,141,214     46,471,723
                                               ------------   ------------
              FINANCIAL SERVICES: BANKS -- 2.6%
    299,700   KeyCorp .......................     7,697,389      7,987,005
                                               ------------   ------------
              FINANCIAL SERVICES: INSURANCE -- 5.0%
    119,200   Hartford Financial Services
              Group Inc. ....................     7,051,633      8,119,904
    239,700   MetLife Inc.+ .................     6,591,659      7,550,550
                                               ------------   ------------
                                                 13,643,292     15,670,454
                                               ------------   ------------
              FOOD AND BEVERAGE -- 5.1%
    333,800   ConAgra Foods Inc. ............     7,800,561      8,094,650
    191,700   Heinz (H.J.) Co. ..............     7,654,688      7,955,550
                                               ------------   ------------
                                                 15,455,249     16,050,200
                                               ------------   ------------
              HEALTH CARE -- 4.8%
    134,800   Anthem Inc.+ ..................     7,065,516      7,760,436
    113,600   WellPoint Health Networks Inc.+     5,121,957      7,232,912
                                               ------------   ------------
                                                 12,187,473     14,993,348
                                               ------------   ------------
              METALS AND MINING -- 2.4%
    195,400   Alcoa Inc. ....................     5,248,798      7,374,396
                                               ------------   ------------
              PAPER AND FOREST PRODUCTS -- 2.2%
    211,700   MeadWestvaco Corp. ............     6,589,620      7,017,855
                                               ------------   ------------
              REAL ESTATE INVESTMENT TRUSTS -- 2.5%
    123,750   Kimco Realty Corp. ............     3,363,436      4,046,625
     83,500   Vornado Realty Trust ..........     3,093,039      3,687,360
                                               ------------   ------------
                                                  6,456,475      7,733,985
                                               ------------   ------------
              RETAIL -- 2.4%
    147,200   Sears, Roebuck & Co. ..........     5,556,021      7,546,944
                                               ------------   ------------
              SPECIALTY CHEMICALS -- 1.2%
     81,900   E.I. du Pont de Nemours and Co.     3,875,954      3,861,585
                                               ------------   ------------
              TELECOMMUNICATIONS -- 4.8%
    193,600   BellSouth Corp. ...............     7,675,132      7,136,096
    169,004   Verizon Communications Inc. ...     8,100,496      7,715,033
                                               ------------   ------------
                                                 15,775,628     14,851,129
                                               ------------   ------------
              TRANSPORTATION -- 2.4%
    118,300   Union Pacific Corp. ...........     6,637,170      7,351,162
                                               ------------   ------------
              TOTAL COMMON STOCKS               281,826,797    300,888,453
                                               ------------   ------------

                 See accompanying notes to financial statements.

THE GABELLI WESTWOOD EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
 PRINCIPAL
   AMOUNT                                          COST          VALUE
   ------                                          ----          -----
              U.S. GOVERNMENT OBLIGATIONS -- 1.9%
              U.S. TREASURY BILLS -- 1.9%
$ 6,000,000   1.750%++, 04/25/02 ............  $  5,993,000   $  5,993,000
                                               ------------   ------------
              TOTAL
               INVESTMENTS -- 98.6% .........  $287,819,797    306,881,453
                                               ============
              OTHER ASSETS AND
               LIABILITIES (NET) -- 1.4% ...................     4,448,372
                                                              ------------
              NET ASSETS -- 100.0% .........................  $311,329,825
                                                              ============
  --------------
              For Federal tax purposes:
              Aggregate cost ...............................  $287,819,797
                                                              ============
              Gross unrealized appreciation ................   $29,930,058
              Gross unrealized depreciation ................   (10,868,402)
                                                              ------------
              Net unrealized appreciation ..................   $19,061,656
                                                              ============

  + Non-income  producing  security.
 ++ Represents  annualized yield at date of purchase.


                 See accompanying notes to financial statements.

THE GABELLI WESTWOOD BALANCED FUND
PORTFOLIO OF INVESTMENTS -- MARCH 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

   SHARES                                          COST          VALUE
   ------                                          ----          -----
              COMMON STOCKS -- 60.0%
              AEROSPACE -- 0.8%
     29,700   Boeing Co. ....................  $  1,432,518   $  1,433,025
                                               ------------   ------------
              AUTOMOTIVE -- 1.5%
     42,700   General Motors Corp. ..........     1,916,529      2,581,215
                                               ------------   ------------
              AVIATION: PARTS AND SERVICES -- 1.5%
     35,600   United Technologies Corp. .....     2,069,120      2,641,520
                                               ------------   ------------
              BROADCASTING -- 0.0%
          1   Clear Channel
               Communications Inc.+ .........            64             51
                                               ------------   ------------
              COMPUTER HARDWARE -- 4.4%
    108,900   Apple Computer Inc.+ ..........     2,115,151      2,577,663
     40,000   Compaq Computer Corp. .........       432,260        418,000
     89,500   Hewlett-Packard Co. ...........     1,926,193      1,605,630
     27,900   International Business
              Machines Corp. ................     2,687,339      2,901,600
                                               ------------   ------------
                                                  7,160,943      7,502,893
                                               ------------   ------------
              CONSUMER PRODUCTS -- 1.6%
     51,100   Philip Morris Companies Inc. ..     2,444,261      2,691,437
                                               ------------   ------------
              DIVERSIFIED INDUSTRIAL -- 1.4%
     72,000   Tyco International Ltd. .......     3,087,527      2,327,040
                                               ------------   ------------
              ELECTRONICS -- 0.7%
     64,100   Flextronics International Ltd.+     1,542,947      1,169,825
                                               ------------   ------------
              ENERGY AND UTILITIES: INTEGRATED -- 4.5%
     41,700   Dominion Resources Inc. .......     2,455,588      2,717,172
     69,800   FirstEnergy Corp. .............     2,454,792      2,413,684
     51,349   Progress Energy Inc. ..........     2,171,039      2,569,504
                                               ------------   ------------
                                                  7,081,419      7,700,360
                                               ------------   ------------
              ENERGY AND UTILITIES: NATURAL GAS -- 1.5%
     45,700   Apache Corp. ..................     2,171,550      2,599,416
                                               ------------   ------------
              ENERGY AND UTILITIES: OIL -- 6.4%
     47,300   Anadarko Petroleum Corp. ......     2,825,439      2,669,612
     29,900   ChevronTexaco Corp. ...........     2,512,746      2,699,073
     92,400   Conoco Inc. ...................     2,459,870      2,696,232
     68,300   Exxon Mobil Corp. .............     2,654,684      2,993,589
                                               ------------   ------------
                                                 10,452,739     11,058,506
                                               ------------   ------------
              ENERGY AND UTILITIES: SERVICES -- 1.6%
     45,900   Schlumberger Ltd. .............     2,473,631      2,699,838
                                               ------------   ------------
              ENTERTAINMENT -- 1.4%
     48,500   AOL Time Warner Inc.+ .........     1,769,197      1,147,025
     54,600   Disney (Walt) Co. .............     1,366,012      1,260,168
                                               ------------   ------------
                                                  3,135,209      2,407,193
                                               ------------   ------------
              EQUIPMENT AND SUPPLIES -- 1.5%
     45,000   Caterpillar Inc. ..............     2,285,876      2,558,250
                                               ------------   ------------

   SHARES                                          COST          VALUE
   ------                                          ----          -----
              FINANCIAL SERVICES -- 9.3%
     64,100   American Express Co. ..........  $  2,221,469   $  2,625,536
     38,200   Bank of America Corp. .........     1,712,359      2,598,364
     52,433   Citigroup Inc. ................     1,690,989      2,596,482
     51,400   Merrill Lynch & Co. Inc. ......     2,808,756      2,846,532
     86,400   Prudential Financial Inc.+ ....     2,666,473      2,682,720
     77,500   Washington Mutual Inc. ........     2,714,601      2,567,575
                                               ------------   ------------
                                                 13,814,647     15,917,209
                                               ------------   ------------
              FINANCIAL SERVICES: BANKS -- 1.5%
     94,700   KeyCorp .......................     2,308,745      2,523,755
                                               ------------   ------------
              FINANCIAL SERVICES: INSURANCE -- 2.7%
     28,900   Hartford Financial Services
               Group Inc. ...................     1,817,348      1,968,668
     87,100   MetLife Inc.+ .................     2,344,938      2,743,650
                                               ------------   ------------
                                                  4,162,286      4,712,318
                                               ------------   ------------
              FOOD AND BEVERAGE -- 3.1%
    108,900   ConAgra Foods Inc. ............     2,550,808      2,640,825
     65,400   Heinz (H.J.) Co. ..............     2,608,309      2,714,100
                                               ------------   ------------
                                                  5,159,117      5,354,925
                                               ------------   ------------
              HEALTH CARE -- 3.3%
     50,300   Anthem Inc.+ ..................     2,529,985      2,895,771
     44,000   WellPoint Health Networks Inc.+     1,938,379      2,801,480
                                               ------------   ------------
                                                  4,468,364      5,697,251
                                               ------------   ------------
              METALS AND MINING -- 1.5%
     69,000   Alcoa Inc. ....................     1,751,737      2,604,060
                                               ------------   ------------
              PAPER AND FOREST PRODUCTS -- 1.4%
     73,100   MeadWestvaco Corp. ............     2,286,499      2,423,265
                                               ------------   ------------
              REAL ESTATE INVESTMENT TRUSTS -- 1.5%
     38,900   Kimco Realty Corp. ............     1,023,031      1,272,030
     30,700   Vornado Realty Trust ..........     1,117,787      1,355,712
                                               ------------   ------------
                                                  2,140,818      2,627,742
                                               ------------   ------------
              RETAIL -- 1.6%
     52,200   Sears, Roebuck & Co. ..........     1,911,403      2,676,294
                                               ------------   ------------
              SPECIALTY CHEMICALS -- 0.7%
     27,400   E.I. du Pont de Nemours and Co.     1,297,251      1,291,910
                                               ------------   ------------
              TELECOMMUNICATIONS -- 3.0%
     69,100   BellSouth Corp. ...............     2,740,419      2,547,026
     57,738   Verizon Communications Inc. ...     2,870,174      2,635,740
                                               ------------   ------------
                                                  5,610,593      5,182,766
                                               ------------   ------------
              TRANSPORTATION -- 1.6%
     44,100   Union Pacific Corp. ...........     2,500,999      2,740,374
                                               ------------   ------------
              TOTAL COMMON STOCKS ...........    94,666,792    103,122,438
                                               ------------   ------------


                 See accompanying notes to financial statements.

THE GABELLI WESTWOOD BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

    PRINCIPAL
     AMOUNT                                        COST           VALUE
  ------------                                     ----           -----
              ASSET BACKED SECURITIES -- 0.5%
  $ 925,000   GS Mortgage Securities Corp. II,
               97-GL Cl. A2D,
               6.940%, 07/13/30 .............  $    935,465   $    957,810

              CORPORATE BONDS -- 11.6%
              COMPUTER HARDWARE -- 0.5%
    800,000   IBM Corp.,
               4.875%, 10/01/06 .............       808,479        780,501
                                               ------------   ------------
              DIVERSIFIED INDUSTRIAL -- 0.7%
  1,240,000   Tyco International Ltd.,
               6.375%, 06/15/05 .............     1,235,484      1,128,400
                                               ------------   ------------
              ENERGY AND UTILITIES: OIL -- 0.5%
    920,000   Conoco Inc.,
               5.900%, 04/15/04 .............       892,617        946,402
                                               ------------   ------------
              ENTERTAINMENT -- 0.6%
  1,010,000   AOL Time Warner Inc.,
               6.125%, 04/15/06 .............     1,007,065      1,011,119
                                               ------------   ------------
              FINANCIAL SERVICES -- 4.7%
    875,000   Bank of America Corp.,
               5.875%, 02/15/09 .............       839,270        858,164
  1,100,000   Citigroup Inc.,
               6.750%, 12/01/05 .............     1,129,160      1,155,441
  1,500,000   General Electric Capital Corp.,
               7.500%, 05/15/05 .............     1,505,717      1,616,583
  1,400,000   General Motors Acceptance Corp.,
               5.750%, 11/10/03 .............     1,396,451      1,411,567
    850,000   Golden State Holdings,
               7.125%, 08/01/05 .............       845,172        836,978
  1,325,000   Goldman Sachs Group Inc.,
               6.650%, 05/15/09 .............     1,312,673      1,330,262
    920,000   Nipsco Capital Markets Inc.,
               7.390%, 04/01/04 .............       931,647        914,636
                                               ------------   ------------
                                                  7,960,090      8,123,631
                                               ------------   ------------
              REAL ESTATE INVESTMENT TRUSTS -- 1.5%
  1,600,000   Archstone Communities Trust,
               7.200%, 03/01/13 .............     1,542,646      1,585,472
  1,030,000   Kimco Realty Corp.,
               7.460%, 05/29/07 .............     1,053,816      1,067,822
                                               ------------   ------------
                                                  2,596,462      2,653,294
                                               ------------   ------------
              RETAIL -- 2.2%
  1,375,000   Neiman Marcus Group Inc.,
               6.650%, 06/01/08 .............     1,373,919      1,309,550
  1,000,000   Target Corp.,
               5.875%, 03/01/12 .............       973,290        970,549
  1,400,000   Wal-Mart Stores Inc.,
               6.875%, 08/10/09 .............     1,508,222      1,492,506
                                               ------------   ------------
                                                  3,855,431      3,772,605
                                               ------------   ------------

    PRINCIPAL
     AMOUNT                                        COST           VALUE
  ------------                                     ----           -----
              TELECOMMUNICATIONS -- 0.9%
 $1,585,000   GTE Corp.,
               6.460%, 04/15/08 .............  $  1,599,075   $  1,607,016
                                               ------------   ------------
              TOTAL CORPORATE BONDS .........    19,954,703     20,022,968
                                               ------------   ------------

              FOREIGN GOVERNMENT BONDS -- 1.2%
  1,000,000   Canadian Global Bond,
               6.750%, 08/28/06 .............     1,045,258      1,060,626
    900,000   Italy Global Bond,
               6.000%, 09/27/03 .............       913,762        929,236
              TOTAL FOREIGN
               GOVERNMENT BONDS .............     1,959,020      1,989,862
                                               ------------   ------------

              U.S. GOVERNMENT AGENCY OBLIGATIONS -- 9.3%
              FEDERAL HOME LOAN MORTGAGE CORP. -- 2.4%
              Federal Home Loan Mortgage Corp.,
  1,500,000    6.375%, 11/15/03 .............     1,511,303      1,565,426
  1,250,000    6.625%, 09/15/09 .............     1,238,302      1,308,516
  1,250,000   Freddie Mac Discount,
               Zero Coupon, 05/14/02 ........     1,247,372      1,247,372
                                               ------------   ------------
                                                  3,996,977      4,121,314
                                               ------------   ------------
              FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 6.9%
  1,000,000    6.250%, 11/15/02 .............       998,075      1,023,605
    410,000    5.750%, 04/15/03 .............       423,343        421,311
  1,625,000    6.500%, 08/15/04 .............     1,620,789      1,710,171
  1,600,000    7.000%, 07/15/05 .............     1,657,023      1,712,558
  1,250,000    7.125%, 03/15/07 .............     1,365,413      1,348,852
  1,400,000    6.000%, 05/15/08 .............     1,376,844      1,431,790
  1,000,000    6.500%, 04/29/09 .............       961,107      1,002,000
    800,000    7.125%, 06/15/10 .............       844,076        861,141
    477,697    6.000%, 05/01/11 .............       473,398        483,012
  1,200,000    6.000%, 05/15/11 .............     1,205,241      1,196,848
    585,526    7.000%, 11/01/14 .............       593,515        606,911
                                               ------------   ------------
                                                 11,518,824     11,798,199
                                               ------------   ------------
              TOTAL U.S. GOVERNMENT
               AGENCY OBLIGATIONS ...........    15,515,801     15,919,513
                                               ------------   ------------

              U.S. GOVERNMENT OBLIGATIONS -- 12.8%
              U.S. TREASURY NOTES -- 12.8%
  1,500,000    6.625%, 04/30/02 .............     1,501,049      1,506,328
  1,400,000    6.375%, 08/15/02 .............     1,407,637      1,423,297
  2,000,000    7.250%, 05/15/04 .............     2,083,869      2,140,860
  2,500,000    5.750%, 11/15/05 .............     2,625,620      2,599,123
  2,100,000    7.000%, 07/15/06 .............     2,203,961      2,278,091
  2,400,000    6.500%, 10/15/06 .............     2,581,641      2,558,345
  1,820,000    6.625%, 05/15/07 .............     1,879,026      1,953,799
  2,800,000    6.125%, 08/15/07 .............     2,773,501      2,942,954

                 See accompanying notes to financial statements.

THE GABELLI WESTWOOD BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
    PRINCIPAL
     AMOUNT                                        COST           VALUE
  ------------                                     ----           -----

  1,220,000    6.000%, 08/15/09 .............  $  1,197,732   $  1,269,754
  2,150,000    6.500%, 02/15/10 .............     2,342,404      2,302,684
  1,000,000    5.000%, 08/15/11 .............       973,676        966,915
                                               ------------   ------------
                                                 21,570,116     21,942,150
                                               ------------   ------------
              TOTAL U.S. GOVERNMENT
               OBLIGATIONS ..................    21,570,116     21,942,150
                                               ------------   ------------

              U.S. TREASURY BILLS -- 1.5%
  2,600,000   1.730%++,
               04/11/02 to 05/09/02 .........     2,596,732      2,596,732
                                               ------------   ------------
              TOTAL INVESTMENTS -- 96.9% ....  $157,198,629    166,551,473
                                               ============
              OTHER ASSETS AND LIABILITIES (NET) -- 3.1%         5,362,805
                                                              ------------
              NET ASSETS -- 100.0% ..........................  $171,914,278
                                                              ============
  --------------
              For Federal tax purposes:
              Aggregate cost ...............................  $157,198,629
                                                              ============
              Gross unrealized appreciation ................  $ 12,692,788
              Gross unrealized depreciation ................    (3,339,944)
                                                              ------------
              Net unrealized appreciation ..................  $  9,352,844
                                                              ============

  + Non-income  producing  security.
 ++ Represents  annualized yield at date of purchase.

                 See accompanying notes to financial statements.

THE GABELLI WESTWOOD INTERMEDIATE BOND FUND
PORTFOLIO OF INVESTMENTS -- MARCH 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
    PRINCIPAL
     AMOUNT                                        COST           VALUE
  ------------                                     ----           -----
              ASSET BACKED SECURITIES -- 2.8%
 $  225,000   GS Mortgage Securities Corp. II,
               97-GL Cl. A2D,
               6.940%, 07/13/30 .............  $    231,698   $    232,981
                                               ------------   ------------

              CORPORATE BONDS -- 32.2%
              COMPUTER HARDWARE -- 1.5%
    125,000   IBM Corp.,
               4.875%, 10/01/06 .............       126,124        121,954
                                               ------------   ------------
              DIVERSIFIED INDUSTRIAL -- 1.7%
    150,000   Tyco International Ltd.,
               6.375%, 06/15/05 .............       152,948        136,500
                                               ------------   ------------
              ENERGY AND UTILITIES: ELECTRIC -- 1.0%
     75,610   Niagara Mohawk Holdings Inc.,
               7.375%, 07/01/03 .............        76,114         78,855
                                               ------------   ------------
              ENERGY AND UTILITIES: OIL -- 1.6%
    125,000   Conoco Inc.,
               5.900%, 04/15/04 .............       121,279        128,587
                                               ------------   ------------
              ENTERTAINMENT -- 1.8%
    150,000   AOL Time Warner Inc.,
               6.125%, 04/15/06 .............       149,743        150,166
                                               ------------   ------------
              FINANCIAL SERVICES -- 15.2%
    125,000   Bank of America Corp.,
               5.875%, 02/15/09 .............       119,896        122,595
    120,000   Citigroup Inc.,
               6.750%, 12/01/05 .............       123,181        126,048
    225,000   General Electric Capital Corp.,
               7.500%, 05/15/05 .............       227,659        242,488
    140,000   General Motors Acceptance Corp.,
               5.750%, 11/10/03 .............       138,679        141,157
    150,000   Golden State Holdings,
               7.125%, 08/01/05 .............       149,668        147,702
    125,000   Goldman Sachs Group Inc.,
               6.650%, 05/15/09 .............       116,794        125,496
    200,000   International Bank for
               Reconstruction & Development,
               8.625%, 10/15/16 .............       253,876        239,780
    100,000   Nipsco Capital Markets Inc.,
               7.390%, 04/01/04 .............        98,774         99,417
                                               ------------   ------------
                                                  1,228,527      1,244,683
                                               ------------   ------------
              REAL ESTATE INVESTMENT TRUSTS -- 2.7%
    150,000   Archstone Communities Trust,
               7.200%, 03/01/13 .............       145,048        148,638
     75,000   Kimco Realty Corp.,
               7.460%, 05/29/07 .............        77,111         77,754
                                               ------------   ------------
                                                    222,159        226,392
                                               ------------   ------------
    PRINCIPAL
     AMOUNT                                        COST           VALUE
  ------------                                     ----           -----
              RETAIL -- 5.2%
 $  120,000   Neiman Marcus Group Inc.,
               6.650%, 06/01/08 .............  $    119,906   $    114,288
    100,000   Target Corp.,
               5.875%, 03/01/12 .............        99,661         97,055
    200,000   Wal-Mart Stores Inc.,
               6.875%, 08/10/09 .............       215,460        213,215
                                               ------------   ------------
                                                    435,027        424,558
                                               ------------   ------------
              TELECOMMUNICATIONS -- 1.5%
    125,000   GTE Corp.,
               6.460%, 04/15/08 .............       127,319        126,736
                                               ------------   ------------
              TOTAL CORPORATE BONDS .........     2,639,240      2,638,431
                                               ------------   ------------

              FOREIGN GOVERNMENT BONDS -- 3.8%
    175,000   Canadian Global Bond,
               6.750%, 08/28/06 .............       176,728        185,610
    125,000   Italy Global Bond,
               6.000%, 09/27/03 .............       125,429        129,060
              TOTAL FOREIGN
               GOVERNMENT BONDS .............       302,157        314,670
                                               ------------   ------------

              U.S. GOVERNMENT AGENCY OBLIGATIONS -- 27.3%
              FEDERAL HOME LOAN MORTGAGE CORP. -- 4.4%
    175,000   Federal Home Loan Mortgage Corp.,
               6.625%, 09/15/09 .............       170,979        183,192
    175,000   Freddie Mac Discount,
               Zero Coupon, 05/14/02 ........       174,632        174,632
                                               ------------   ------------
                                                    345,611        357,824
                                               ------------   ------------
              FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 18.8%
    140,000    6.250%, 11/15/02 .............       139,525        143,305
    175,000    5.750%, 04/15/03 .............       179,480        179,828
    225,000    6.500%, 08/15/04 .............       233,751        236,793
    180,000    7.000%, 07/15/05 .............       184,376        192,663
    225,000    7.125%, 03/15/07 .............       224,595        242,793
    175,000    7.125%, 06/15/10 .............       182,407        188,375
     81,425    6.000%, 05/01/11 .............        80,638         82,331
    200,000    6.000%, 05/15/11 .............       203,126        199,475
     76,255    7.000%, 11/01/14 .............        77,295         79,039
                                               ------------   ------------
                                                  1,505,193      1,544,602
                                               ------------   ------------
              GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 4.1%
     92,718   GNMA, Pool #427798,
               7.000%, 02/15/28 .............        94,437         94,781
     90,838   GNMA, Pool #780977,
               7.500%, 12/15/28 .............        89,225         94,905
    148,940   GNMA, Pool #580871,
               6.500%, 12/15/31 .............       149,660        148,709
                                               ------------   ------------
                                                    333,322        338,395
                                               ------------   ------------


                 See accompanying notes to financial statements.

THE GABELLI WESTWOOD INTERMEDIATE BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
    PRINCIPAL
     AMOUNT                                        COST           VALUE
  ------------                                     ----           -----
              TOTAL U.S. GOVERNMENT
               AGENCY OBLIGATIONS ...........  $  2,184,126   $  2,240,821
                                               ------------   ------------

              U.S. GOVERNMENT OBLIGATIONS -- 32.1%
              U.S. TREASURY BILLS -- 1.1%
  $  85,000    1.728%++, 05/09/02 ...........        84,845         84,845
                                               ------------   ------------
              U.S. TREASURY BONDS -- 13.4%
    230,000    7.250%, 05/15/16 .............       262,979        258,570
    375,000    7.125%, 02/15/23 .............       415,124        422,578
    415,000    6.125%, 11/15/27 .............       429,131        420,269
                                               ------------   ------------
                                                  1,107,234      1,101,417
                                               ------------   ------------
              U.S. TREASURY NOTES -- 17.6%
    200,000    6.250%, 06/30/02 .............       200,894        202,305
    175,000    5.750%, 08/15/03 .............       180,171        181,139
    140,000    7.250%, 05/15/04 .............       147,963        149,860
    200,000    5.750%, 11/15/05 .............       211,071        207,930
    175,000    6.625%, 05/15/07 .............       182,319        187,865
    300,000    6.500%, 02/15/10 .............       328,071        321,305
    200,000    5.000%, 08/15/11 .............       201,905        193,383
                                               ------------   ------------
                                                  1,452,394      1,443,787
                                               ------------   ------------
              TOTAL U.S. GOVERNMENT
               OBLIGATIONS ..................     2,644,473      2,630,049
                                               ------------   ------------

   SHARES                                          COST          VALUE
   ------                                          ----          -----
              WARRANTS -- 0.0%
              ENERGY AND UTILITIES -- 0.0%
          8   Forman Petroleum Corp., Series A,
               expire 01/14/07 (a)+ .........  $          0   $          0
         25   Forman Petroleum Corp., Series B,
               expire 01/14/07 (a)+ .........             0              1
         25   Forman Petroleum Corp., Series C,
               expire 01/14/07 (a)+ .........             0              0
         25   Forman Petroleum Corp., Series D,
               expire 01/14/07 (a)+ .........             0              0
                                               ------------   ------------
                                                          0              1
                                               ------------   ------------
              TOTAL WARRANTS ................             0              1
                                               ------------   ------------
              TOTAL INVESTMENTS -- 98.2% ....  $  8,001,694      8,056,953
                                               ============
              OTHER ASSETS AND
               LIABILITIES (NET) -- 1.8% ...................       144,554
                                                              ------------
              NET ASSETS -- 100.0% .........................  $  8,201,507
                                                              ============
  --------------
              For Federal tax purposes:
              Aggregate cost ...............................  $  8,001,694
                                                              ============
              Gross unrealized appreciation ................  $    139,292
              Gross unrealized depreciation ................       (84,033)
                                                              ------------
              Net unrealized appreciation ..................  $     55,259
                                                              ============

   +  Non-income  producing  security.
  ++  Represents  annualized yield at date of purchase.
 (a) Security fair valued under procedures established by the Board of Trustees.

                 See accompanying notes to financial statements.

THE GABELLI WESTWOOD SMALLCAP EQUITY FUND
PORTFOLIO OF INVESTMENTS -- MARCH 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

   SHARES                                          COST          VALUE
   ------                                          ----          -----
              COMMON STOCKS -- 96.0%
              BROADCASTING -- 1.0%
      8,800   Emmis Communications
               Corp., Cl. A+ ................  $    225,441   $    235,312
                                               ------------   ------------
              BUILDING AND CONSTRUCTION -- 1.5%
     14,500   Granite Construction Inc. .....       368,351        356,845
                                               ------------   ------------
              BUSINESS SERVICES -- 4.1%
     10,000   Corporate Executives
              Board (The)+ ..................       337,512        375,110
     10,800   SkillSoft Corporation .........       225,966        248,940
     27,200   SonicWall Inc. ................       439,046        354,688
                                               ------------   ------------
                                                  1,002,524        978,738
                                               ------------   ------------
              COMPUTER SOFTWARE AND SERVICES -- 14.4%
     10,000   Activision Inc.+ ..............       217,154        298,300
      8,700   Business Objects SA+ ..........       280,373        382,452
      7,600   CACI International Inc. .......       273,843        266,836
     17,500   Digital River Inc.+ ...........       270,448        259,175
      4,100   Extreme Networks Inc.+ ........        37,752         42,640
     13,000   Internet Security Systems Inc.        418,357        297,050
     14,500   JDA Software Group Inc.+ ......       398,392        462,260
      5,300   Kronos Inc.+ ..................       220,101        248,994
      7,900   Manhattan Associates Inc.+ ....       229,280        300,990
     14,100   Perot Systems Corp. ...........       239,987        281,295
     13,000   Research in Motion Ltd.+ ......       274,771        361,010
     15,000   WebEx Communications Inc.+ ....       303,662        246,750
                                               ------------   ------------
                                                  3,164,120      3,447,752
                                               ------------   ------------
              EDUCATIONAL SERVICES -- 1.1%
      5,100   Corinthian Colleges Inc.+ .....       244,499        257,805
                                               ------------   ------------
              ELECTRONICS -- 5.2%
     10,250   Brooks Automation Inc. ........       422,972        465,760
     28,500   ChipPAC, Inc.+ ................       178,228        279,870
      7,700   Genesis Microchip, Inc. .......       322,784        200,200
      6,800   Rudolph Technologies Inc.+ ....       220,820        293,488
                                               ------------   ------------
                                                  1,144,804      1,239,318
                                               ------------   ------------
              ENERGY AND UTILITIES -- 3.6%
      6,000   Evergreen Resources Inc.+ .....       217,131        250,200
      5,800   Quicksilver Resources Inc.+ ...       113,487        133,400
      5,800   Spinnaker Exploration Co.+ ....       227,604        241,570
      6,700   Western Resources Inc. ........       190,681        249,374
                                               ------------   ------------
                                                    748,903        874,544
                                               ------------   ------------
              ENVIRONMENTAL SERVICES -- 2.7%
      4,200   Stericycle Inc.+ ..............       237,441        262,756
     11,600   Waste Connections Inc.+ .......       308,573        388,716
                                               ------------   ------------
                                                    546,014        651,472
                                               ------------   ------------

   SHARES                                          COST          VALUE
   ------                                          ----          -----
              EQUIPMENT AND SUPPLIES -- 4.5%
      5,900   Actuant Corp., Cl. A+ .........  $    198,323   $    254,585
      8,300   FEI Co.+ ......................       272,952        295,065
     16,400   Flowserve Corp.+ ..............       398,013        524,964
                                               ------------   ------------
                                                    869,288      1,074,614
                                               ------------   ------------
              FINANCIAL SERVICES -- 9.5%
      9,200   American Capital Strategies Ltd.      251,492        284,832
     16,924   Commerce Bancorp Inc. .........       560,331        759,888
      9,050   First Midwest Bancorp Inc. ....       230,260        262,812
     17,400   HCC Insurance Holdings Inc. ...       462,569        486,330
      8,100   New York Community
              Bancorp Inc. ..................       197,122        223,965
      7,400   UCBH Holdings Inc. ............       255,475        266,252
                                               ------------   ------------
                                                  1,957,249      2,284,079
                                               ------------   ------------
              FOOD AND BEVERAGE -- 5.8%
      8,700   AFC Enterprises Inc.+ .........       211,546        291,015
      8,300   CEC Entertainment Inc.+ .......       331,170        383,460
     14,800   Performance Food Group Co.+ ...       424,188        483,368
      9,200   Sonic Corp.+ ..................       203,966        236,532
                                               ------------   ------------
                                                  1,170,870      1,394,375
                                               ------------   ------------
              HEALTH CARE -- 2.2%
     13,000   Cell Therapeutics Inc.+ .......       346,354        322,790
      6,500   Myriad Genetics Inc.+ .........       220,946        217,815
                                               ------------   ------------
                                                    567,300        540,605
                                               ------------   ------------
              HEALTH CARE: PHARMACEUTICALS -- 8.9%
     16,700   Atrix Laboratories Inc.+ ......       374,268        380,259
      8,400   Charles River Laboratories
              International Inc.+ ...........       262,586        260,400
     12,275   First Horizon Pharmaceutical
              Corp.+ ........................       258,946        274,469
     16,300   Med-Design Corp. (The)+ .......       270,434        229,015
      8,600   Pharmaceutical Product
              Development Inc.+ .............       220,849        299,710
      8,100   Scios Inc.+ ...................       178,501        234,333
     15,900   Taro Pharmaceutical
              Industries Ltd.+ ..............       505,311        450,765
                                               ------------   ------------
                                                  2,070,895      2,128,951
                                               ------------   ------------
              HEALTH CARE: SERVICES -- 8.9%
      4,900   Accredo Health Inc.+ ..........       244,320        280,623
      8,200   Cross Country Inc.+ ...........       228,750        221,400
      8,700   CryoLife Inc.+ ................       247,536        181,830
     28,300   CYTYC Corp.+ ..................       699,294        761,836
      4,600   Dianon Systems Inc.+ ..........       284,240        298,448
      9,400   Varian Medical Systems Inc.+ ..       243,865        384,460
                                               ------------   ------------
                                                  1,948,005      2,128,597
                                               ------------   ------------


                 See accompanying notes to financial statements.

THE GABELLI WESTWOOD SMALLCAP EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

   SHARES                                          COST          VALUE
   ------                                          ----          -----
              COMMON STOCKS (CONTINUED)
              RETAIL -- 16.0%
      6,100   Advance Auto Parts Inc.+ ......  $    254,767   $    280,600
      7,800   Barnes & Noble Inc.+ ..........       257,475        241,722
     11,900   Borders Group Inc.+ ...........       226,440        284,529
     10,550   Chico's FAS Inc.+ .............       187,921        355,535
     12,850   Christopher & Banks Corp.+ ....       300,664        422,122
     14,425   Cost Plus Inc.+ ...............       303,559        394,703
      7,800   Fred's Inc. ...................       153,757        280,800
     16,700   Guitar Center Inc.+ ...........       233,894        292,584
     20,700   Helen of Troy Ltd.+ ...........       305,365        293,940
     17,250   Hot Topic Inc.+ ...............       326,314        360,525
      9,700   Regis Corporation .............       237,224        272,376
     17,800   Tweeter Home Entertainment
              Group Inc.+ ...................       351,919        347,990
                                               ------------   ------------
                                                  3,139,299      3,827,426
                                               ------------   ------------
              TELECOMMUNICATIONS -- 1.7%
     16,300   Metro One
               Telecommunications Inc.+ .....       534,323        413,205
                                               ------------   ------------
              TRANSPORTATION -- 4.9%
     27,000   Frontier Airlines Inc.+ .......       516,631        494,640
     12,450   Genesee & Wyoming Inc., Cl. A+        259,228        294,691
     17,950   Knight Transportation Inc.+ ...       333,746        379,463
                                               ------------   ------------
                                                  1,109,605      1,168,794
                                               ------------   ------------
              TOTAL COMMON STOCKS ...........    20,811,490     23,002,432
                                               ------------   ------------
              TOTAL INVESTMENTS -- 96.0% ....  $ 20,811,490     23,002,432
                                               ============
              OTHER ASSETS AND
               LIABILITIES (NET) -- 4.0% ...................       963,318
                                                              ------------
              NET ASSETS -- 100.0% .........................  $ 23,965,750
                                                              ============

----------------
              For Federal tax purposes:
              Aggregate cost ...............................  $ 20,811,490
                                                              ============
              Gross unrealized appreciation ................  $  2,978,006
              Gross unrealized depreciation ................      (787,064)
                                                              ------------
              Net unrealized appreciation ..................  $  2,190,942
                                                              ============

  +    Non-income producing security.
  ADR  American Depositary Receipt.


                 See accompanying notes to financial statements.

THE GABELLI WESTWOOD REALTY FUND
PORTFOLIO OF INVESTMENTS -- MARCH 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

   SHARES                                          COST          VALUE
   ------                                          ----          -----
              COMMON STOCKS -- 94.2%
              APARTMENTS -- 17.4%
      2,700   Apartment Investment
               & Management Co., Cl. A ....... $    122,442   $    130,599
      7,082   Archstone Smith Trust .........       177,062        189,727
      1,500   Avalon Bay Communities Inc. ...        70,341         74,700
      1,500   BRE Properties Inc., Cl. A ....        43,109         48,765
      1,300   Camden Property Trust .........        46,189         50,856
      7,500   Equity Residential Properties
               Trust .........................      202,270        215,550
      2,700   Mid-America Apartment
              Communities Inc. ..............        64,030         70,605
      2,100   Post Properties Inc. ..........        73,421         70,560
      6,900   United Dominion Realty Trust Inc.      93,394        109,296
                                               ------------   ------------
                                                    892,258        960,658
                                               ------------   ------------
              COMMERCIAL OFFICE -- 0.9%
      1,700   Prentiss Properties Trust .....        45,132         50,184
                                               ------------   ------------
              DIVERSIFIED PROPERTY -- 6.8%
      1,500   Colonial Properties Trust .....        42,009         51,675
      3,866   Duke Realty Investments Inc. ..        93,105        100,516
      3,100   Liberty Property Trust ........        85,473         99,975
      2,800   Vornado Realty Trust ..........       108,100        123,648
                                               ------------   ------------
                                                    328,687        375,814
                                               ------------   ------------
              FINANCIAL SERVICES -- 1.5%
      4,800   Annaly Mortgage
               Management Inc. ..............        67,488         81,504
                                               ------------   ------------
              HEALTH CARE -- 4.5%
      2,700   Health Care Property
               Investors Inc. ...............        89,026        109,485
      2,700   Healthcare Realty Trust Inc. ..        69,531         81,972
      2,300   Universal Health Realty
               Income Trust .................        51,045         55,246
                                               ------------   ------------
                                                    209,602        246,703
                                               ------------   ------------
              HOTELS -- 6.3%
      3,700   FelCor Lodging Trust Inc. .....        60,658         78,625
      2,300   Hospitality Properties Trust ..        60,414         78,959
      6,800   Host Marriott Corp. ...........        73,859         81,260
      3,025   Meristar Hospitality Corp. ....        51,082         55,206
      1,500   Starwood Hotels & Resorts
              Worldwide Inc. ................        48,991         56,415
                                               ------------   ------------
                                                    295,004        350,465
                                               ------------   ------------
              INDUSTRIAL PROPERTY -- 5.6%
      2,600   AMB Property Corp. ............        62,845         71,500
      2,100   First Industrial Realty
              Trust Inc. ....................        65,908         71,925
      7,000   ProLogis Trust ................       159,930        163,450
                                               ------------   ------------
                                                    288,683        306,875
                                               ------------   ------------

   SHARES                                          COST          VALUE
   ------                                          ----          -----
              MANUFACTURED HOMES -- 2.9%
      2,300   Manufactured Home
               Communities Inc. .............  $     62,391   $     75,900
      3,500   WCI Communities Inc .+ ........        82,212         85,400
                                               ------------   ------------
                                                    144,603        161,300
                                               ------------   ------------
              OFFICE PROPERTY -- 23.0%
      1,800   Alexandria Real Estate
              Equities Inc. .................        67,578         80,280
      2,700   Arden Realty Inc. .............        66,730         76,680
      3,400   Boston Properties Inc. ........       130,719        134,130
      2,200   Brandywine Realty Trust .......        44,593         52,580
      2,400   CarrAmerica Realty Corp. ......        72,420         75,384
      2,100   Cousins Properties Inc. .......        54,470         54,705
      2,600   Crescent Real Estate Equities Co.      55,236         50,440
     12,584   Equity Office Properties Trust        379,106        377,394
      3,000   Great Lakes REIT Inc. .........        50,642         50,820
      2,700   Highwoods Properties Inc. .....        67,798         75,843
      6,000   HRPT Properties Trust .........        52,570         54,000
      2,800   Koger Equity Inc. .............        45,326         50,036
      2,300   Mack-Cali Realty Corp. ........        67,003         79,764
      1,600   SL Green Realty Corp. .........        47,986         53,760
                                               ------------   ------------
                                                  1,202,177      1,265,816
                                               ------------   ------------
              PAPER AND FOREST PRODUCTS -- 2.5%
      4,600   Plum Creek Timber Company, Inc.       138,678        136,666
                                               ------------   ------------
              PUBLIC STORAGE -- 4.4%
      3,600   Public Storage Inc. ...........       100,962        133,236
      1,800   Sovran Self Storage Inc. ......        46,131         56,574
      1,300   Storage USA Inc. ..............        47,497         55,367
                                               ------------   ------------
                                                    194,590        245,177
                                               ------------   ------------
              SHOPPING CENTERS -- 18.4%
      2,300   CBL & Associates Properties Inc.       66,975         81,305
      2,500   General Growth Properties Inc.         93,082        110,500
      6,400   JDN Realty Corp. ..............        74,334         81,792
      3,150   Kimco Realty Corp. ............        90,284        103,005
      2,400   Pan Pacific Retail Properties Inc      57,488         73,368
      4,200   Regency Centers Corp. .........       101,291        121,884
      5,900   Simon Property Group Inc. .....       164,091        192,517
      7,300   Taubman Centers, Inc. .........       113,349        109,938
      2,700   Weingarten Realty Investors ...       125,005        138,780
                                               ------------   ------------
                                                    885,899      1,013,089
                                               ------------   ------------
              TOTAL COMMON STOCKS ...........     4,692,801      5,194,251
                                               ------------   ------------
              TOTAL INVESTMENTS -- 94.2% ....  $  4,692,801      5,194,251
                                               ============
              OTHER ASSETS AND
               LIABILITIES (NET) -- 5.8% ...................       317,880
                                                              ------------
              NET ASSETS -- 100.0% .........................  $  5,512,131
                                                              ============

----------------
              For Federal tax purposes:
              Aggregate cost ...............................  $  4,692,801
                                                              ============
              Gross unrealized appreciation ................  $    516,241
              Gross unrealized depreciation ................       (14,791)
                                                              ------------
              Net unrealized appreciation ..................  $    501,450
                                                              ============

  + Non-income producing security.


                 See accompanying notes to financial statements.

THE GABELLI WESTWOOD MIGHTY MITES[SM] FUND
PORTFOLIO OF INVESTMENTS -- MARCH 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

   SHARES                                          COST          VALUE
   ------                                          ----          -----
              COMMON STOCKS -- 64.6%
              AUTOMOTIVE: PARTS AND ACCESSORIES -- 2.0%
     20,000   Midas Inc. ....................  $    202,672   $    285,200
     47,000   Scheib (Earl) Inc.+ ...........       240,350        124,785
      5,100   Standard Motor Products Inc. ..        62,155         74,460
     18,000   TransPro Inc.+ ................       104,119         77,760
                                               ------------   ------------
                                                    609,296        562,205
                                               ------------   ------------
              AVIATION: PARTS AND SERVICES -- 0.8%
      2,000   Aviall Inc.+ ..................        14,216         18,060
      2,000   Curtiss-Wright Corp., Cl. B ...        86,100        130,500
      5,000   Kaman Corp., Cl. A ............        78,990         84,750
                                               ------------   ------------
                                                    179,306        233,310
                                               ------------   ------------
              BROADCASTING -- 6.8%
     60,000   Acme Communications Inc.+ .....       364,898        620,400
     30,000   Beasley Broadcast Group Inc.,
              Cl. A+ ........................       314,491        447,300
     20,000   Granite Broadcasting Corp.+ ...        76,113         42,000
     29,000   Gray Communications
              Systems Inc., Cl. B ...........       320,415        420,210
     32,850   On Command Corp.+ .............       180,427        149,467
     10,000   Salem Communications Corp.,
              Cl. A+ ........................       192,844        237,000
                                               ------------   ------------
                                                  1,449,188      1,916,377
                                               ------------   ------------
              BUILDING AND CONSTRUCTION -- 1.2%
     50,000   Eagle Supply Group Inc.+ ......        99,705        164,000
      8,907   Homasote Co. ..................        66,494         94,860
      3,000   Huttig Building Products Inc.+         11,306         16,620
      5,000   Modtech Holdings Inc.+ ........        36,150         54,700
                                               ------------   ------------
                                                    213,655        330,180
                                               ------------   ------------
              BUSINESS SERVICES -- 3.6%
      2,700   Chemed Corp. ..................        95,632        100,845
     53,000   Edgewater Technology Inc.+ ....       178,634        227,900
     80,000   Interep National Radio Sales Inc.,
              Cl. A+ ........................       333,858        264,800
     18,000   Nashua Corp.+ .................       152,011        106,200
        654   National Stock Yards Co.+ .....        63,400         60,495
     12,000   PubliCard Inc.+ ...............        17,773          2,040
      2,500   StarTek Inc.+ .................        47,787         57,875
     14,400   US Laboratories Inc.+ .........       138,352        193,248
                                               ------------   ------------
                                                  1,027,447      1,013,403
                                               ------------   ------------
              CABLE -- 0.6%
     13,500   Mercom Inc.+(a) ...............       153,360        162,000
                                               ------------   ------------
              COMMUNICATIONS EQUIPMENT -- 0.2%
      7,000   Allen Telecom Inc.+ ...........        42,412         46,760
                                               ------------   ------------

   SHARES                                          COST          VALUE
   ------                                          ----          -----
              CONSUMER PRODUCTS -- 3.0%
     17,000   Ducati Motor Holding SpA+ .....  $    258,245   $    274,550
      3,000   Marine Products Corp.+ ........         6,913         22,470
     30,000   Marzotto SpA ..................       242,849        262,765
      2,000   National Presto Industries Inc.        70,069         57,520
     20,600   Water Pik Technologies Inc.+ ..       179,796        209,090
     15,500   Weider Nutrition
              International Inc. ............        25,866         29,450
                                               ------------   ------------
                                                    783,738        855,845
                                               ------------   ------------
              DIVERSIFIED INDUSTRIAL -- 1.7%
      3,000   Ampco-Pittsburgh Corp. ........        35,800         34,950
     20,000   Harbor Global Co. Ltd. ........       109,871        144,000
      6,500   Katy Industries Inc.+ .........        30,595         40,300
     12,000   Lamson & Sessions Co.+ ........        63,452         69,000
      2,000   Lindsay Manufacturing Co. .....        39,765         48,700
      7,750   RWC Inc. ......................       235,725        139,500
      5,000   WHX Corp.+ ....................        21,160          4,450
                                               ------------   ------------
                                                    536,368        480,900
                                               ------------   ------------
              EDUCATIONAL SERVICES -- 0.0%
     10,000   ProsoftTraining.com+ ..........        22,440         13,400
                                               ------------   ------------
              ELECTRONICS -- 0.5%
      2,000   Fargo Electronics+ ............        11,283         14,500
      2,000   George Risk Industries Inc.+ ..         4,880          4,500
      5,600   Lab-Volt Systems Inc.+ ........        31,800         41,860
      7,500   Lowrance Electronics Inc.+ ....        19,458         29,100
      3,000   Oak Technology Inc.+ ..........         9,750         44,640
                                               ------------   ------------
                                                     77,171        134,600
                                               ------------   ------------
              ENERGY AND UTILITIES: ELECTRIC -- 2.3%
     10,000   El Paso Electric Co.+ .........        83,914        156,500
      7,100   Maine Public Service Co. ......       135,681        210,870
     10,200   Unitil Corp. ..................       263,685        270,810
                                               ------------   ------------
                                                    483,280        638,180
                                               ------------   ------------
              ENERGY AND UTILITIES: INTEGRATED -- 2.0%
      2,776   Aquila Inc. ...................        65,231         68,956
      1,000   CH Energy Group Inc. ..........        45,030         47,450
     15,000   Florida Public Utilities Co. ..       255,671        281,100
      6,000   Madison Gas & Electric Co. ....       157,077        170,520
                                               ------------   ------------
                                                    523,009        568,026
                                               ------------   ------------
              ENERGY AND UTILITIES: NATURAL GAS -- 6.1%
      3,000   Cascade Natural Gas Corp. .....        63,161         63,660
     13,000   Chesapeake Utilities Corp. ....       246,889        248,950
      6,521   Corning Natural Gas Corp. .....       150,088        153,243
     12,200   Delta Natural Gas Co. Inc. ....       235,046        262,666
     11,800   NUI Corp. .....................       287,310        293,584
     26,200   Petrocorp Inc.+ ...............       239,981        258,070
      9,500   RGC Resources Inc. ............       188,011        183,588
      8,500   South Jersey Industries Inc. ..       245,856        268,175
                                               ------------   ------------
                                                  1,656,342      1,731,936
                                               ------------   ------------


                 See accompanying notes to financial statements.

THE GABELLI WESTWOOD MIGHTY MITES[SM] FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

   SHARES                                          COST          VALUE
   ------                                          ----          -----
              COMMON STOCKS (CONTINUED)
              ENERGY AND UTILITIES: SERVICES -- 0.3%
      2,500   Petroleum Geo-Services ASA,
               ADR+ .........................  $     38,225   $     16,275
      5,000   RPC Inc. ......................        25,212         74,500
                                               ------------   ------------
                                                     63,437         90,775
                                               ------------   ------------
              ENERGY AND UTILITIES: WATER -- 2.5%
      7,300   Artesian Resources Corp., Cl. A       176,619        220,460
      1,500   Birmingham Utilities Inc. .....        27,266         27,000
      2,760   California Water Service Group         61,330         70,656
      1,000   Consolidated Water Co. Ltd. ...         7,500         14,699
      9,000   Middlesex Water Co. ...........       206,736        209,520
      1,900   SJW Corp. .....................       121,745        154,280
        300   Torrington Water Co. ..........        12,375         21,675
                                               ------------   ------------
                                                    613,571        718,290
                                               ------------   ------------
              ENTERTAINMENT -- 2.8%
      5,000   Canterbury Park Holding Corp.+         33,290         44,750
      7,000   Fisher Communications Inc. ....       317,020        318,570
     17,000   Fox Kids Europe NV+ ...........       203,787        174,261
     45,000   GC Companies Inc.+ ............        67,956          7,200
     30,500   Integrity Inc., Cl. A+ ........       190,557        175,375
      4,000   LodgeNet Entertainment Corp. ..        44,021         68,400
                                               ------------   ------------
                                                    856,631        788,556
                                               ------------   ------------
              ENVIRONMENTAL SERVICES -- 0.3%
      3,000   Catalytica Energy Systems Inc.+        23,167         10,110
     10,500   Strategic Diagnostics Inc.+ ...        57,578         54,390
      4,000   Trojan Technologies Inc.+ .....        16,382         23,191
                                               ------------   ------------
                                                     97,127         87,691
                                               ------------   ------------
              EQUIPMENT AND SUPPLIES -- 4.2%
     15,000   Azz Inc. ......................       242,504        268,500
     20,000   Baldwin Technology Co. Inc.,
               Cl. A+ .......................        29,422         30,000
     29,000   Core Materials Corp. ..........        72,599         43,500
      4,500   Eastern Co. ...................        76,419         72,675
     18,500   Gildemeister AG ...............       177,332        192,865
      5,400   Mine Safety Appliances Co. ....       204,090        202,770
      7,000   O. I. Corporation+ ............        49,715         42,560
     38,500   Raytech Corp.+ ................       122,842        167,475
     16,000   SL Industries Inc. ............       165,513        128,000
      1,000   SRS Labs Inc.+ ................         5,500          2,750
      1,100   Watts Industries Inc., Cl. A ..        16,825         18,480
                                               ------------   ------------
                                                  1,162,761      1,169,575
                                               ------------   ------------
              FINANCIAL SERVICES -- 6.8%
      7,200   Berkshire Bancorp Inc. ........       219,559        201,312
     12,000   BKF Capital Group Inc.+ .......       282,130        358,200
     10,100   Crazy Woman Creek
               Bancorp Inc. .................       129,666        152,510
      1,000   Danielson Holding Corp.+ ......         5,050          6,850
      4,000   Fidelity National Corp. .......        30,375         37,000


      4,500   FleetBoston Financial Corp. ...  $     76,865   $    157,500
     15,933   Hanmi Financial Corporation+ ..       221,547        270,861
    100,000   J Net Enterprises Inc.+ .......       269,112        220,000
      2,573   Parish National Bank
               of Bogalusa+ .................        83,724         87,482
     12,800   Resource Bankshares Corp. .....       224,159        238,720
     15,000   Vail Banks Inc. ...............       150,095        182,250
                                               ------------   ------------
                                                  1,692,282      1,912,685
                                               ------------   ------------
              FOOD AND BEVERAGE -- 2.5%
      8,500   Boston Beer Co. Inc., Cl. A+ ..        69,850        128,350
     12,900   Genesee Corp., Cl. B ..........       185,209        254,775
        400   J & J Snack Foods Corp.+ ......         6,216         14,952
     36,500   Pepsi-Gemex SA, GDR+ ..........       222,705        310,250
                                               ------------   ------------
                                                    483,980        708,327
                                               ------------   ------------
              HEALTH CARE -- 3.6%
      6,200   Arkopharma ....................       267,040        257,461
      4,000   Boiron SA .....................       257,514        296,440
      1,000   Five Star Quality Care, Inc.+ .         8,114          7,320
     17,700   Neogen Corp.+ .................       243,486        279,660
        500   OraLabs Holding Corp.+ ........           625            600
      4,000   SRI / Surgical Express Inc.+ ..        29,906         61,040
     11,000   Women First HealthCare Inc.+ ..         8,937        108,790
                                               ------------   ------------
                                                    815,622      1,011,311
                                               ------------   ------------
              HOME FURNISHINGS -- 0.0%
     20,000   Carlyle Industries Inc.+ ......        20,350          3,800
                                               ------------   ------------
              HOTELS AND GAMING -- 0.9%
         29   Fair Grounds Corp. ............       177,460        244,760
      1,000   Magna Entertainment Corp.,
               Cl. A+ .......................         7,500          8,100
                                               ------------   ------------
                                                    184,960        252,860
                                               ------------   ------------
              MISCELLANEOUS MANUFACTURER -- 0.2%
      4,300   American Locker Group Inc. ....        52,489         53,750
                                               ------------   ------------
              PUBLISHING -- 3.0%
     30,000   PRIMEDIA Inc.+ ................       132,396         95,100
     60,600   Thomas Nelson Inc. ............       529,939        736,290
                                               ------------   ------------
                                                    662,335        831,390
                                               ------------   ------------
              REAL ESTATE -- 1.7%
      2,508   Biloxi Marsh Lands Corp. ......        20,623         25,707
     18,000   Calcasieu Real Estate
               & Oil Co. Inc.+ ..............       105,250        126,000
         94   Case Pomeroy & Co. Inc., Cl. A         87,675        101,379
         82   Case Pomeroy & Co. Inc., Cl. B         98,986         88,355
      7,800   Gyrodyne Company
               of America Inc.+ .............       140,463        139,620
                                               ------------   ------------
                                                    452,997        481,061
                                               ------------   ------------

                 See accompanying notes to financial statements.

THE GABELLI WESTWOOD MIGHTY MITES[SM] FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

   SHARES                                          COST          VALUE
   ------                                          ----          -----
              COMMON STOCKS (CONTINUED)
              RETAIL -- 0.2%
      5,000   CoolBrands International Inc.+   $      6,746   $     17,550
      6,000   Lillian Vernon Corp. ..........        75,900         38,400
                                               ------------   ------------
                                                     82,646         55,950
                                               ------------   ------------
              SPECIALTY CHEMICALS -- 2.0%
      5,080   General Chemical Group Inc.+ ..        35,746         17,780
     22,000   Material Sciences Corp.+ ......       203,052        229,900
     37,000   Omnova Solutions Inc. .........       219,150        307,100
                                               ------------   ------------
                                                    457,948        554,780
                                               ------------   ------------
              TELECOMMUNICATIONS -- 2.2%
     11,260   Community Service
               Communications ...............       147,949        104,155
      4,000   Conestoga Enterprises Inc. ....        69,362        121,040
    254,375   CoreComm Ltd.+ ................        56,955         25,437
         80   Horizon Telecom Inc.+ .........         9,250          8,960
        339   Horizon Telecom Inc., Cl. B+ (a)       39,073         37,968
      2,000   Lexcom Inc., Cl. B+ ...........       106,355        115,000
      5,676   New Ulm Telecom Inc.+ .........        58,690         66,835
      3,500   Shenandoah
               Telecommunications Co. .......        87,087        136,500
                                               ------------   ------------
                                                    574,721        615,895
                                               ------------   ------------
              TRANSPORTATION -- 0.1%
      2,500   Old Dominion Freight Line Inc.+        33,920         35,200
                                               ------------   ------------
              WIRELESS COMMUNICATIONS -- 0.5%
     15,000   Filtronic plc .................        71,482         86,509
      6,000   Leap Wireless International Inc.+      33,380         50,520
                                               ------------   ------------
                                                    104,862        137,029
                                               ------------   ------------
              TOTAL COMMON STOCKS ...........    16,169,651     18,196,047
                                               ------------   ------------

              PREFERRED STOCKS -- 1.7%
              AUTOMOTIVE: PARTS AND ACCESSORIES -- 0.8%
     22,000   Jungheinerich AG Pfd. .........       178,557        209,584
                                               ------------   ------------
              BROADCASTING -- 0.9%
        532   Granite Broadcasting Corp.,
               12.750% Cv. Pfd. .............       224,996        263,278
                                               ------------   ------------
              TOTAL PREFERRED STOCKS ........       403,553        472,862
                                               ------------   ------------

              CONVERTIBLE PREFERRED STOCKS -- 0.0%
              DIVERSIFIED INDUSTRIAL -- 0.0%
      3,500   WHX Corp.,
               6.500% Cv. Pfd., Ser. A ......        24,415         10,850
                                               ------------   ------------

--------------------------------------------------------------------------------

   SHARES                                          COST          VALUE
   ------                                          ----          -----
              WARRANTS -- 0.0%
              BUILDING AND CONSTRUCTION -- 0.0%
        400   Eagle Supply Group Inc.,
               expire 03/15/04+ .............  $      450     $        132
              BUSINESS SERVICES -- 0.0%
      1,666   MindArrow Systems Inc.,
               expire 08/03/05+ .............             0              0
                                               ------------   ------------
              TOTAL WARRANTS ................           450            132
                                               ------------   ------------

   PRINCIPAL
    AMOUNT
   --------

              U.S. GOVERNMENT OBLIGATIONS -- 33.2%
              U.S. TREASURY BILLS -- 33.2%
 $9,363,000   1.640% to 1.767%++,
               04/11/02 to 07/11/02 .........     9,346,545      9,346,569
                                               ------------   ------------
              TOTAL U.S. GOVERNMENT
               OBLIGATIONS ..................     9,346,545      9,346,569
                                               ------------   ------------
              TOTAL INVESTMENTS -- 99.5% ....  $ 25,944,614     28,026,460
                                               ============
              OTHER ASSETS AND
               LIABILITIES (NET) -- 0.5% ...................       127,103
                                                              ------------
              NET ASSETS -- 100.0% .........................  $ 28,153,563
                                                              ============
  --------------
              For Federal tax purposes:
              Aggregate cost ...............................   $25,944,614
                                                              ============
              Gross unrealized appreciation ................  $  3,077,164
              Gross unrealized depreciation ................      (995,318)
                                                              ------------
              Net unrealized appreciation ..................  $  2,081,846
                                                              ============

  +  Non-income  producing  security.
 ++  Represents  annualized yield at date of purchase.
(a) Security fair valued under procedures established by the Board of Trustees. ADR American Depositary Receipt.
GDR  Global Depositary Receipt.


                 See accompanying notes to financial statements.

THE GABELLI WESTWOOD FUNDS
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

                                             EQUITY        BALANCED     INTERMEDIATE     SMALLCAP        REALTY         MIGHTY
                                              FUND           FUND         BOND FUND     EQUITY FUND       FUND        MITES FUND[SM]
                                          ------------   ------------   ------------   ------------   ------------   --------------

ASSETS:
   Investments, at value
      (Cost $287,819,797, $157,198,629,
      $8,001,694, $20,811,490, $4,692,801
      and $25,944,614, respectively) ...  $306,881,453   $166,551,473   $  8,056,953   $ 23,002,432   $  5,194,251   $ 28,026,460
   Cash ................................     3,692,268      3,753,888         65,803        831,728        551,536         13,254
   Dividends and interest receivable ...       301,318      1,097,633        120,646          9,919         31,482         16,976
   Receivable for Fund shares sold .....       272,981         78,524             --          7,409         19,126        165,519
   Receivable for investments sold .....     1,120,296      2,049,550             --        338,352             --         13,900
   Receivable from advisor .............            --             --          4,044             --          5,450             --
   Deferred organizational expense .....            --             --             --             34            883         10,536
   Other assets ........................            --             --             --             --             --             --
                                          ------------   ------------   ------------   ------------   ------------   ------------
   TOTAL ASSETS ........................   312,268,316    173,531,068      8,247,446     24,189,874      5,802,728     28,246,645
                                          ------------   ------------   ------------   ------------   ------------   ------------
LIABILITIES:
   Dividends payable ...................            --             --         32,044             --             --             --
   Payable for Fund shares redeemed ....        12,183          2,761             --          5,850             --             --
   Payable for investments purchased ...       515,274      1,413,608             --        177,298        271,049         52,483
   Payable for investment advisory fees        259,267        109,791             --         17,493             --         19,795
   Payable for distribution fees .......        65,359         38,077          1,935          5,124          1,046          5,922
   Other accrued expenses ..............        86,408         52,553         11,960         18,359         18,502         14,882
                                          ------------   ------------   ------------   ------------   ------------   ------------
   TOTAL LIABILITIES ...................       938,491      1,616,790         45,939        224,124        290,597         93,082
                                          ------------   ------------   ------------   ------------   ------------   ------------
   NET ASSETS ..........................  $311,329,825   $171,914,278   $  8,201,507   $ 23,965,750   $  5,512,131   $ 28,153,563
                                          ============   ============   ============   ============   ============   ============
NET ASSETS CONSIST OF:
   Share of beneficial interest,
      at par value .....................  $     33,568   $     15,566   $        784   $      5,568   $        519   $      2,295
   Additional paid-in capital ..........   297,888,776    163,442,351      8,537,387     32,104,386      5,205,797     26,292,616
   Accumulated (distributions in
      excess of) net investment income .       426,330        (19,893)            --       (149,497)        14,521            954
   Accumulated net realized loss
      on investments ...................    (6,080,505)      (876,590)      (391,923)   (10,185,649)      (210,156)      (224,157)
   Net unrealized appreciation
      on investments ...................    19,061,656      9,352,844         55,259      2,190,942        501,450      2,081,855
                                          ------------   ------------   ------------   ------------   ------------   ------------
   TOTAL NET ASSETS ....................  $311,329,825   $171,914,278   $  8,201,507   $ 23,965,750   $  5,512,131   $ 28,153,563
                                          ============   ============   ============   ============   ============   ============

SHARES OF BENEFICIAL INTEREST:
   CLASS AAA:
   Shares of beneficial interest
      outstanding ($0.001 par value) ...    33,297,220     14,946,085         73,948      2,325,018        517,795      2,284,312
                                          ============   ============   ============   ============   ============   ============
   NET ASSET VALUE, offering and
      redemption price per share .......         $9.27         $11.05         $10.48         $10.29         $10.63         $12.28
                                                 =====         ======         ======         ======         ======         ======
   CLASS A:
   Shares of beneficial interest
      outstanding ($0.001 par value) ...       264,733        603,715          4,571             10            778              8
                                               =======        =======          =====             ==            ===              =
   NET ASSET VALUE, offering and
      redemption price per share .......         $9.25         $11.01         $10.48         $10.31         $10.64         $12.41
                                                 =====         ======         ======         ======         ======         ======
   Maximum sales charge ................          4.00%          4.00%          4.00%          4.00%          4.00%          4.00%
                                                 =====         ======         ======         ======         ======         ======
   Maximum offering price per share
      (NAV/0.96, based on maximum sales
      charge of 4.00% of the offering price
      at March 31, 2002) ...............         $9.64         $11.47         $10.92         $10.74         $11.08         $12.93
                                                 =====         ======         ======         ======         ======         ======
   CLASS B:
   Shares of beneficial interest
      outstanding ($0.001 par value) ...         3,199          7,605          3,600          4,134             10            346
                                                 =====         ======         ======         ======         ======         ======
   NET ASSET VALUE, offering and redemption
      price per share ..................         $9.23(a)      $11.03(a)      $10.48(a)      $10.22(a)      $10.66(a)      $12.27(a)
                                                 =====         ======         ======         ======         ======         ======
   CLASS C:
   Shares of beneficial interest
      outstanding ($0.001 par value) ...         2,414          5,385            403             10             10          7,469
                                                 =====         ======         ======         ======         ======         ======
   NET ASSET VALUE and offering price per share  $9.26(a)      $11.03(a)      $10.48(a)      $10.26(a)      $10.82(a)      $12.23(a)
                                                 =====         ======         ======         ======         ======         ======

(a) Redemption price varies based on length of time held.


                 See accompanying notes to financial statements.

THE GABELLI WESTWOOD FUNDS
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MARCH 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

                                             EQUITY        BALANCED     INTERMEDIATE     SMALLCAP        REALTY         MIGHTY
                                              FUND           FUND         BOND FUND     EQUITY FUND       FUND       MITES FUND[SM]
                                          ------------   ------------   ------------   ------------   ------------   --------------
INVESTMENT INCOME:
   Dividends ..........................   $  3,185,771   $  1,200,855   $         --   $     35,169   $    132,370   $      141,888
   Interest ...........................          1,459      1,675,818        232,712             --             --           83,249
                                          ------------   ------------   ------------   ------------   ------------   --------------
   TOTAL INVESTMENT INCOME ............      3,187,230      2,876,673        232,712         35,169        132,370          225,137
                                          ------------   ------------   ------------   ------------   ------------   --------------
EXPENSES:
   Investment advisory fees ...........      1,436,629        629,477         25,938        123,025         19,076          108,762
   Distribution fees -- Class AAA .....        356,257        201,416         10,645         30,713          4,764           27,136
   Distribution fees -- Class A .......          5,703         16,769            104             --             10                1
   Distribution fees -- Class B .......            159             38            133            171              1               25
   Distribution fees -- Class C .......             38             66            219              1              5              189
   Legal and audit fees ...............         24,307         21,315         10,522         11,742          9,382            8,603
   Custodian fees .....................         58,526         34,864          2,922          7,500          4,217            9,069
   Shareholder services fees ..........        135,228         57,292          5,624         10,470          2,480           11,579
   Registration fees ..................         26,927         24,434         22,439         18,699         23,685           19,945
   Shareholder report expenses ........         29,917         16,205            948          3,092            444            2,743
   Organizational expenses ............             --             --             --          1,254            881            4,739
   Trustee fees .......................          5,087          3,342            149            599             60              311
   Miscellaneous expenses .............          5,984          3,989            897          1,447            724            1,347
                                          ------------   ------------   ------------   ------------   ------------   --------------
   TOTAL EXPENSES .....................      2,084,762      1,009,207         80,540        208,713         65,729          194,449
                                          ------------   ------------   ------------   ------------   ------------   --------------

   LESS:
      Expense reimbursements ..........             --             --        (35,292)       (17,146)       (35,804)         (31,051)
      Custodian fee credits ...........        (58,526)       (34,265)        (1,724)        (6,901)        (1,225)             (93)
                                          ------------   ------------   ------------   ------------   ------------   --------------
      TOTAL REIMBURSEMENTS AND CREDITS         (58,526)       (34,265)       (37,016)       (24,047)       (37,029)         (31,144)
                                          ------------   ------------   ------------   ------------   ------------   --------------
      TOTAL NET EXPENSES ..............      2,026,236        974,942         43,524        184,666         28,700          163,305
                                          ------------   ------------   ------------   ------------   ------------   --------------
   NET INVESTMENT INCOME (LOSS) .......      1,160,994      1,901,731        189,188       (149,497)       103,670           61,832
                                          ------------   ------------   ------------   ------------   ------------   --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:
   Net realized gain (loss) on investments  (1,016,266)     1,135,561         48,816       (831,015)        63,156           22,154
   Net change in unrealized appreciation
      (depreciation) on investments ....    32,081,291      8,879,832       (330,160)     4,350,326        296,480        2,554,389
                                          ------------   ------------   ------------   ------------   ------------   --------------
   NET REALIZED AND UNREALIZED GAIN (LOSS)
      ON INVESTMENTS ...................    31,065,025     10,015,393       (281,344)     3,519,311        359,636        2,576,543
                                          ------------   ------------   ------------   ------------   ------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ...........  $ 32,226,019   $ 11,917,124   $    (92,156)  $  3,369,814   $    463,306   $    2,638,375
                                          ============   ============   ============   ============   ============   ==============

                 See accompanying notes to financial statements.

THE GABELLI WESTWOOD FUNDS
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                 EQUITY FUND                  BALANCED FUND
                                                         ---------------------------   ---------------------------
                                                          FOR THE SIX     FOR THE       FOR THE SIX      FOR THE
                                                         MONTHS ENDED    YEAR ENDED    MONTHS ENDED    YEAR ENDED
                                                        MARCH 31, 2002  SEPTEMBER 30, MARCH 31, 2002  SEPTEMBER 30,
                                                          (UNAUDITED)      2001         (UNAUDITED)       2001
                                                         ------------   ------------   ------------   ------------
OPERATIONS:
   Net investment income .............................   $  1,160,994   $  1,176,136   $  1,901,731   $  3,705,260
   Net realized gain (loss) on investment transactions     (1,016,266)    (1,564,975)     1,135,561       (163,589)
   Net change in unrealized appreciation (depreciation)
      on investments .................................     32,081,291    (47,322,851)     8,879,832    (14,176,811)
                                                         ------------   ------------   ------------   ------------
   Net increase (decrease) in net assets
      resulting from operations ......................     32,226,019    (47,711,690)    11,917,124    (10,635,140)
                                                         ------------   ------------   ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income
      Class AAA ......................................     (1,622,257)      (257,876)    (1,853,461)    (3,635,369)
      Class A ........................................         (6,952)            --        (67,294)      (144,304)
      Class B ........................................            (88)            --           (508)           (16)
      Class C ........................................             --             --           (361)            --
                                                         ------------   ------------   ------------   ------------
                                                           (1,629,297)      (257,876)    (1,921,624)    (3,779,689)
                                                         ------------   ------------   ------------   ------------
   Net realized gain on investment transactions
      Class AAA ......................................             --    (25,966,110)       (14,844)   (12,658,294)
      Class A ........................................             --       (257,434)          (628)      (642,947)
      Class C ........................................             --             --             (1)            --
                                                         ------------   ------------   ------------   ------------
                                                                   --    (26,223,544)       (15,473)   (13,301,241)
                                                         ------------   ------------   ------------   ------------
   Total distributions to shareholders ...............     (1,629,297)   (26,481,420)    (1,937,097)   (17,080,930)
                                                         ------------   ------------   ------------   ------------
SHARES OF BENEFICIAL INTEREST TRANSACTIONS:
   Proceeds from shares issued
      Class AAA ......................................     55,229,631    175,131,215     18,836,492     69,230,109
      Class A ........................................        230,006        677,729        225,509        530,320
      Class B ........................................          4,536         29,910         83,169          2,364
      Class C ........................................         17,445          5,000         52,432          6,700
                                                         ------------   ------------   ------------   ------------
                                                           55,481,618    175,843,854     19,197,602     69,769,493
                                                         ------------   ------------   ------------   ------------
   Proceeds from reinvestment of dividends
      Class AAA ......................................      1,467,945     25,018,078      1,738,324     15,779,611
      Class A ........................................          6,481        253,313         52,674        602,855
      Class B ........................................             88             --            509             16
      Class C ........................................             --             --            293             --
                                                         ------------   ------------   ------------   ------------
                                                            1,474,514     25,271,391      1,791,800     16,382,482
                                                         ------------   ------------   ------------   ------------
   Cost of shares redeemed
      Class AAA ......................................    (44,069,923)  (64,843,765)    (19,210,751)   (43,671,838)
      Class A ........................................       (130,127)      (322,528)      (503,392)    (1,173,637)
      Class B ........................................         (5,397)            --         (1,142)            --
                                                         ------------   ------------   ------------   ------------
                                                          (44,205,447)  (65,166,293)    (19,715,285)   (44,845,475)
                                                         ------------   ------------   ------------   ------------
   Net increase in net assets from
      shares of beneficial interest transactions .....     12,750,685    135,948,952      1,274,117     41,306,500
                                                         ------------   ------------   ------------   ------------
   Net increase in net assets ........................     43,347,407     61,755,842     11,254,144     13,590,430
NET ASSETS:
   Beginning of period ...............................    267,982,418   206,226,576     160,660,134    147,069,704
                                                         ------------   ------------   ------------   ------------
   End of period .....................................   $311,329,825   $267,982,418   $171,914,278   $160,660,134
                                                         ============   ============   ============   ============

--------------------------------------------------------------------------------

                 See accompanying notes to financial statements.

THE GABELLI WESTWOOD FUNDS
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

                                                          INTERMEDIATE BOND FUND          SMALLCAP EQUITY FUND
                                                         ---------------------------   ---------------------------
                                                          FOR THE SIX     FOR THE       FOR THE SIX      FOR THE
                                                         MONTHS ENDED    YEAR ENDED    MONTHS ENDED    YEAR ENDED
                                                        MARCH 31, 2002  SEPTEMBER 30, MARCH 31, 2002  SEPTEMBER 30,
                                                          (UNAUDITED)      2001         (UNAUDITED)       2001
                                                         ------------   ------------   ------------   ------------
OPERATIONS:
   Net investment income (loss) ......................   $    189,188   $    362,710   $   (149,497)  $   (351,523)
   Net realized gain (loss) on investment transactions         48,816         47,450       (831,015)    (8,068,229)
   Net change in unrealized appreciation (depreciation)
      on investments .................................       (330,160)       485,527      4,350,326     (7,357,058)
                                                         ------------   ------------   ------------   ------------
   Net increase (decrease) in net assets
      resulting from operations ......................        (92,156)       895,687      3,369,814    (15,776,810)
                                                         ------------   ------------   ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income
      Class AAA ......................................       (186,624)      (361,599)            --            --
      Class A ........................................         (1,270)          (605)            --            --
      Class B ........................................           (488)          (460)            --            --
      Class C ........................................           (806)            (5)            --            --
                                                         ------------   ------------   ------------   ------------
                                                             (189,188)      (362,669)            --            --
                                                         ------------   ------------   ------------   ------------
   Net realized gain on investment transactions
      Class AAA ......................................             --             --             --     (7,390,090)
                                                         ------------   ------------   ------------   ------------
                                                                   --             --             --     (7,390,090)
                                                         ------------   ------------   ------------   ------------
   Return of capital
      Class AAA ......................................             --             --             --       (700,170)
                                                         ------------   ------------   ------------   ------------
                                                                   --             --             --       (700,170)
                                                         ------------   ------------   ------------   ------------
   Total distributions to shareholders ...............       (189,188)      (362,669)            --     (8,090,260)
                                                         ------------   ------------   ------------   ------------
SHARES OF BENEFICIAL INTEREST TRANSACTIONS:
   Proceeds from shares issued
      Class AAA ......................................      4,555,696      9,958,707     14,147,329     20,017,072
      Class A ........................................            110         90,201             96             --
      Class B ........................................         40,841         22,242          7,848          8,420
      Class C ........................................         94,057          9,559          1,174             --
                                                         ------------   ------------   ------------   ------------
                                                            4,690,704     10,080,709     14,156,447     20,055,492
                                                         ------------   ------------   ------------   ------------
   Proceeds from reinvestment of dividends
      Class AAA ......................................        137,093        313,068             --      8,003,596
      Class A ........................................          1,016            605             --             --
      Class B ........................................            368            459             --             --
      Class C ........................................            682             --             --             --
                                                         ------------   ------------   ------------   ------------
                                                              139,159        314,132             --      8,003,596
                                                         ------------   ------------   ------------   ------------
   Cost of shares redeemed
      Class AAA ......................................     (4,442,814)    (9,113,671)   (15,357,158)   (17,303,632)
      Class A ........................................        (44,762)            --             --             --
      Class B ........................................        (26,183)            --         (1,189)          (209)
      Class C ........................................        (89,343)        (9,559)        (1,061)            --
                                                         ------------   ------------   ------------   ------------
                                                           (4,603,102)    (9,123,230)   (15,359,408)   (17,303,841)
                                                         ------------   ------------   ------------   ------------
   Net increase (decrease) in net assets from
      shares of beneficial interest transactions .....        226,761      1,271,611     (1,202,961)    10,755,247
                                                         ------------   ------------   ------------   ------------
   Net increase (decrease) in net assets .............        (54,583)     1,804,629      2,166,853    (13,111,823)

NET ASSETS:
   Beginning of period ...............................      8,256,090      6,451,461     21,798,897     34,910,720
                                                         ------------   ------------   ------------   ------------
   End of period .....................................   $  8,201,507   $  8,256,090   $ 23,965,750   $ 21,798,897
                                                         ============   ============   ============   ============

                 See accompanying notes to financial statements.

THE GABELLI WESTWOOD FUNDS
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

                                                                 REALTY FUND             MIGHTY MITES[SM] FUND
                                                         ---------------------------   ---------------------------
                                                         FOR THE SIX      FOR THE       FOR THE SIX      FOR THE
                                                         MONTHS ENDED    YEAR ENDED    MONTHS ENDED    YEAR ENDED
                                                        MARCH 31, 2002  SEPTEMBER 30, MARCH 31, 2002  SEPTEMBER 30,
                                                         (UNAUDITED)        2001        (UNAUDITED)       2001
                                                         ------------   ------------   ------------   ------------
OPERATIONS:
   Net investment income .............................   $    103,670   $    125,449   $     61,832   $    151,748
   Net realized gain (loss) on investment transactions         63,156        136,618         22,154        (72,306)
   Net change in unrealized appreciation
      (depreciation) on investments ..................        296,480         34,883      2,554,389       (923,162)
                                                         ------------   ------------   ------------   ------------
   Net increase (decrease) in net assets
      resulting from operations ......................        463,306        296,950      2,638,375       (843,720)
                                                         ------------   ------------   ------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income
      Class AAA ......................................       (106,711)      (113,298)      (166,136)       (89,205)
      Class A ........................................            (76)           (59)            --           (228)
      Class B ........................................            (21)            --           (14)             --
      Class C ........................................             (1)            --          (317)             --
                                                         ------------   ------------   ------------   ------------
                                                             (106,809)      (113,357)      (166,467)       (89,433)
                                                         ------------   ------------   ------------   ------------
   Net realized gain on investment transactions
      Class AAA ......................................             --             --             --     (2,641,964)
      Class A ........................................             --             --             --         (8,512)
                                                         ------------   ------------   ------------   ------------
                                                                   --             --             --     (2,650,476)
                                                         ------------   ------------   ------------   ------------
   Total distributions to shareholders ...............       (106,809)      (113,357)      (166,467)    (2,739,909)
                                                         ------------   ------------   ------------   ------------
SHARES OF BENEFICIAL INTEREST TRANSACTIONS:
   Proceeds from shares issued
      Class AAA ......................................      2,905,443      1,964,823     15,167,968     10,722,665
      Class A ........................................          7,775        168,184             96            134
      Class B ........................................          1,500             --          3,001          4,490
      Class C ........................................         24,382             --         91,715         21,229
                                                         ------------   ------------   ------------   ------------
                                                            2,939,100      2,133,007     15,262,780     10,748,518
                                                         ------------   ------------   ------------   ------------
   Proceeds from reinvestment of dividends
      Class AAA ......................................         87,673         81,122        158,540      2,649,998
      Class A ........................................             76             59             --          8,740
      Class B ........................................             21             --             14             --
      Class C ........................................              1             --            316             --
                                                         ------------   ------------   ------------   ------------
                                                               87,771         81,181        158,870      2,658,738
                                                         ------------   ------------   ------------   ------------
   Cost of shares redeemed
      Class AAA ......................................     (1,371,696)    (1,556,095)    (7,139,076)    (7,563,352)
      Class A ........................................         (3,035)      (157,561)       (46,696)            --
      Class B ........................................         (1,411)            --         (3,458)            --
      Class C ........................................        (23,963)            --        (24,713)            --
                                                         ------------   ------------   ------------   ------------
                                                           (1,400,105)    (1,713,656)    (7,213,943)    (7,563,352)
                                                         ------------   ------------   ------------   ------------
   Net increase in net assets from
      shares of beneficial interest transactions .....      1,626,766        500,532      8,207,707      5,843,904
                                                         ------------   ------------   ------------   ------------
   Net increase in net assets ........................      1,983,263        684,125     10,679,615      2,260,275
NET ASSETS:
   Beginning of period ...............................      3,528,868      2,844,743     17,473,948     15,213,673
                                                         ------------   ------------   ------------   ------------
   End of period .....................................   $  5,512,131   $  3,528,868   $ 28,153,563   $ 17,473,948
                                                         ============   ============   ============   ============

                 See accompanying notes to financial statements.

THE GABELLI WESTWOOD FUNDS
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

1. ORGANIZATION. The Gabelli Westwood Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company and currently consists of six active separate investment portfolios: Equity Fund, Balanced Fund, Intermediate Bond Fund, SmallCap Equity Fund, Realty Fund and Mighty Mites Fund (collectively, the "Funds"), each with four classes of shares known as the Class AAA Shares, Class A Shares, Class B Shares and Class C Shares. Each class of shares outstanding bears the same voting, dividend, liquidation and other rights and conditions, except that the expenses incurred in the distribution and marketing of such shares are different for each class. The Gabelli Westwood Cash Management Fund has not commenced operations.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded in the U.S.
over-the-counter market for which market quotations are readily available are valued at the last quoted sale price on that exchange or market as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors so determines, by such other method as the Board of Directors shall determine in good faith, to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Portfolio securities primarily traded on foreign markets are generally valued at the preceding closing values of such securities on their respective exchanges. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors determine such does not reflect the securities fair value, in which case these securities will be valued at their fair value as determined by the Directors. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

ACCOUNTING FOR REAL ESTATE INVESTMENT TRUSTS. The Funds own shares of real estate investment trusts ("REITS") which report information on the source of their distributions annually. Distributions received from REITS during the year which are known to be a return of capital are recorded as a reduction to the cost of the individual REIT.

FOREIGN CURRENCY TRANSLATION. The books and records of the Trust are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized

THE GABELLI WESTWOOD FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------

appreciation/depreciation on investments and foreign currency transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Trust and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends from net investment income are declared and paid annually for the Equity Fund, SmallCap Equity Fund and Mighty Mites Fund, and quarterly for the Balanced Fund and Realty Fund. The Intermediate Bond Fund declares dividends daily and pays those dividends monthly. Distributions of net realized gain on investments are normally declared and paid at least annually by each Fund. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences and differing characterization of distributions made by the Funds.

PROVISION FOR INCOME TAXES. The Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Funds will not be subject to federal income taxes to the extent that they distribute all of their taxable income for the fiscal year.

DETERMINATION OF NET ASSET VALUE AND CALCULATION OF EXPENSES. Expenses directly attributable to a Fund are charged to that Fund. Other expenses are allocated proportionately among each Fund within the Trust in relation to the net assets of each Fund or on another reasonable basis. In calculating net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are solely borne by the class incurring the expense.

CONCENTRATION RISK. The Realty Fund invests a substantial portion of its assets in REITS; therefore it may be more affected by economic developments in the real estate industry than would a general equity fund.

3. INVESTMENT ADVISORY AGREEMENTS. The Funds have entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Funds will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% for the Equity Fund, SmallCap Equity Fund, Realty Fund and Mighty Mites Fund, 0.75% for the Balanced Fund, and 0.60% for the Intermediate Bond Fund, of each Fund's average daily net assets. The Adviser has contractually agreed to waive its investment advisory fee and/or reimburse expenses to the Intermediate Bond Fund, SmallCap Equity Fund, Realty Fund and Mighty Mites Fund in the event annual expenses of such Funds exceed certain prescribed limits. Such fee waiver/reimbursement arrangement will continue until at least September 30, 2002. For the six months ended March 31, 2002, the Adviser was entitled to fees of $1,436,629, $123,025, $19,076, $108,762,
$629,477 and $25,938 for the Equity, SmallCap Equity, Realty, Mighty Mites, Balanced and Intermediate Bond Funds, respectively. For the six months ended March 31, 2002, the Adviser waived fees or reimbursed expenses in the amounts of $17,146, $35,804, $31,051 and $35,292 for the SmallCap Equity, Realty, Mighty Mites and Intermediate Bond Funds, respectively.

THE GABELLI WESTWOOD FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------

The Intermediate Bond Fund, SmallCap Equity Fund, Realty Fund and Mighty Mites Fund are obliged to repay the Adviser for a period of two fiscal years following the fiscal year in which the Adviser reimbursed the Fund only to the extent that the operating expenses of the fund fall below the applicable expense limitation of (1.0%, 1.50%, 1.50%) and 1.50%, respectively of average daily net assets, the annual limitation under the plan. As of March 31, 2002 the cumulative unreimbursed amounts which may be recovered by the Adviser within the next two fiscal years are $159,669, $73,813, $168,267 and $207,896 for the Intermediate Bond, SmallCap Equity, Realty and Mighty Mites Funds, respectively.

The Funds, with the exception of the Mighty Mites Fund, have also entered into a sub-advisory agreement with Westwood Management Corp. (the "Sub-Adviser") whereby the Adviser pays the Sub-Adviser the greater of $150,000 per year on an aggregate basis for Funds or a fee of 35% of net revenues to the Adviser from the Funds. For the six months ended March 31, 2002, the Adviser paid to the Sub-Adviser fees of $438,514, $37,473, $5,843, $256,063 and $13,174 for the
Equity, SmallCap Equity, Realty, Balanced and Intermediate Bond Funds, respectively.

4. DISTRIBUTION PLANS. The Funds have adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act. Gabelli & Company, Inc. ("Gabelli & Company"), an affiliate of the Adviser, serves as distributor of the Funds. The Class AAA Share Plan authorizes payment by the Funds to Gabelli & Company in connection with the distribution of its Class AAA shares at an annual rate of 0.25% of the average daily net assets of those Funds each fiscal year. Such payments are accrued daily and paid monthly. For the six months ended March 31, 2002, the Funds incurred distribution expenses in the amounts of $356,257, $201,416, $10,645, $30,713, $4,764 and $27,136 for Class AAA shares of the Equity, Balanced, Intermediate Bond, SmallCap Equity, Realty and Mighty Mites Funds, respectively.

Under the Class A Share Plan, payments are authorized to Gabelli & Company in connection with the distribution of its Class A shares at an annual rate of 0.50% and for the Intermediate Bond Fund at an annual rate of 0.35% of the average daily net assets of those Funds each fiscal year. Such payments are accrued daily and paid monthly. For the six months ended March 31, 2002, the Funds incurred distribution expenses in the amounts of $5,703, $16,769, $10, and $1 for the Equity, Balanced, Realty and Mighty Mites Funds, respectively, and $104 for the Intermediate Bond Fund.

Under the Class B Share Plan, payments are authorized to Gabelli & Company in connection with the distribution and service of its Class B Shares at an annual rate of 1.00% of the average daily net assets of those Funds each fiscal year. Such payments are accrued daily and paid monthly. For the six months ended March 31, 2002, the Funds incurred distribution expenses in the amounts of $159, $38, $133, $171, $1, and $25 for Class B Shares of the Equity, Balanced, Intermediate Bond, SmallCap Equity, Realty and Mighty Mites Funds, respectively.

Under the Class C Share Plan, payments are authorized to Gabelli & Company in connection with the distribution and service of its Class C Shares at an annual rate of 1.00% of the average daily net assets of those Funds each fiscal year. Such payments are accrued daily and paid monthly. For the six months ended March 31, 2002, the Funds incurred distribution expenses of $38, $66, $219, $1, $5 and $189 for Class C Shares of the Equity, Balanced, Intermediate Bond, SmallCap Equity, Realty and Mighty Mites Funds, respectively.

5. ORGANIZATIONAL EXPENSES. The organizational expenses of the Funds are being amortized on a straight-line basis over a period of 60 months from the commencement of the respective Fund's investment operations.

THE GABELLI WESTWOOD FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------
6. PORTFOLIO SECURITIES. Purchases and sales of securities for the six months ended March 31, 2002, other than short term securities, are as follows:

                                   PURCHASES                      SALES
                                  ------------                ------------
     Equity Fund ...............  $130,978,809                $126,019,669
     Balanced Fund .............    63,477,590                  65,352,643
     Intermediate Bond Fund ....     2,345,401                   2,324,906
     SmallCap Equity Fund ......    24,004,466                  25,786,156
     Realty Fund ...............     2,182,107                     759,624
     Mighty Mites Fund .........     7,329,783                   1,123,428

7. TRANSACTIONS WITH AFFILIATES. During the six months ended March 31, 2002, the Mighty Mites Fund paid brokerage commissions of $18,553 to Gabelli & Company and its affiliates. Gabelli & Company has informed the Trust that it received commissions (sales charges and underwriting fees) from investors on sales or redemptions of Fund shares in the amount of $474.

8. FEDERAL INCOME TAX INFORMATION. The Intermediate Bond Fund has capital loss carryforwards for Federal income tax purposes of $261,089, $107,989 and $67,811 available through September 2003, 2008 and 2009, respectively. The Realty Fund has capital loss carryforwards for Federal income tax purposes of $29,414 and $185,550 available through September 2007 and 2008, respectively. These loss carryforwards are available to reduce distributions of net capital gains to shareholders.

Under the current tax law, capital losses realized after October 31 and prior to the Fund's fiscal year end may be deferred as occurring on the first day of the following year. For the fiscal year ended September 30, 2001 the Funds elected to defer capital losses as follows:

                                    SECURITIES             FOREIGN CURRENCY
                                    ----------             ----------------
     Equity Fund ...............    $4,313,332                          --
     Balanced Fund .............     1,471,792                          --
     SmallCap Equity Fund ......     8,940,744                          --
     Mighty Mites Fund .........       225,537                      $1,736

THE GABELLI WESTWOOD FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

9.   SHARES OF BENEFICIAL INTEREST. Transactions in shares of beneficial interest were as follows:
                                                   EQUITY FUND                 BALANCED FUND              INTERMEDIATE BOND FUND
                                          ---------------------------   ---------------------------   -----------------------------
                                        SIX MONTHS ENDED   YEAR ENDED  SIX MONTHS ENDED  YEAR ENDED  SIX MONTHS ENDED   YEAR ENDED
                                            MARCH 31,    SEPTEMBER 30,    MARCH 31,    SEPTEMBER 30,     MARCH 31,    SEPTEMBER 30,
CLASS AAA                                2002 (UNAUDITED)     2001     2002 (UNAUDITED)     2001     2002 (UNAUDITED)      2001
                                          ------------   ------------   ------------   ------------   ------------   --------------
Shares sold ..........................       6,158,062     17,592,160      1,734,168      5,975,164        423,672          956,243
Shares issued upon
   reinvestment of dividends .........         164,016      2,603,323        158,725      1,408,135         12,730           29,891
Shares redeemed ......................      (4,974,350)    (6,596,565)    (1,769,001)    (3,800,481)      (414,569)        (874,095)
                                          ------------   ------------   ------------   ------------   ------------   --------------
   Net increase in
      Class AAA shares ...............       1,347,728     13,598,918        123,892      3,582,818         21,833          112,039
                                          ============   ============   ============   ============   ============   ==============
CLASS A
Shares sold ..........................          25,652         67,765         21,028         45,927              9            8,512
Shares issued upon reinvestment
   of dividends ......................             726         26,414          4,822         53,928             95               56
Shares redeemed .....................          (14,562)       (33,417)       (46,080)      (100,309)        (4,101)              --
                                          ------------   ------------   ------------   ------------   ------------   --------------
   Net increase (decrease) in
      Class A shares ................           11,816         60,762        (20,230)          (454)        (3,997)           8,568
                                          ============   ============   ============   ============   ============   ==============
CLASS B
Shares sold .........................              540          3,254          7,453            211          3,849            2,112
Shares issued upon reinvestment
   of dividends .....................               10             --             46             --             34               43
Shares redeemed .....................             (605)            --           (105)            --         (2,438)              --
                                          ------------   ------------   ------------   ------------   ------------   --------------
   Net increase (decrease)
      in Class B shares .............              (55)         3,254          7,394            211          1,445            2,155
                                          ============   ============   ============   ============   ============   ==============
CLASS C
Shares sold .........................            1,926            488          4,700            659          8,832              901
Shares issued upon reinvestment
   of dividends .....................               --             --             26             --             64               --
Shares redeemed .....................               --             --             --             --         (8,493)            (901)
                                          ------------   ------------   ------------   ------------   ------------   --------------
   Net increase in Class C shares ...            1,926            488          4,726            659            403               --
                                          ============   ============   ============   ============   ============   ==============

                                             SMALLCAP EQUITY FUND              REALTY FUND                 MIGHTYMITES[SM] FUND
                                          ---------------------------   ---------------------------   -----------------------------
CLASS AAA
Shares sold .........................        1,369,989      1,503,602        284,686        207,777      1,299,184          895,529
Shares issued upon reinvestment
   of dividends .....................               --        674,239          8,565          8,631         13,883          248,593
Shares redeemed .....................       (1,502,307)    (1,300,025)      (136,655)      (167,732)      (612,844)        (642,887)
                                          ------------   ------------   ------------   ------------   ------------   --------------
   Net increase (decrease)
     in Class AAA shares ............         (132,318)       877,816        156,596         48,676        700,223          501,235
                                          ============   ============   ============                  ============   ==============
CLASS A
Shares sold .........................               10                           752         16,344              8               --
Shares issued upon reinvestment
   of dividends .....................               --                             8              6             --              820
Shares redeemed .....................               --                          (288)       (16,044)        (4,280)             --
                                          ============   ============   ============                  ============   ==============
   Net increase (decrease)
     in Class A shares ..............               10                           472            306         (4,272)             820
                                          ------------                  ------------   ------------   ------------   --------------
CLASS B
Shares sold .........................              780          3,490            149                       269 377
Shares issued upon reinvestment
   of dividends .....................               --             --              2                             1               --
Shares redeemed .....................              (17)           (19)          (141)                         (301)              --
                                          ------------   ------------   ------------   ------------   ------------   --------------
   Net increase (decrease)
     in Class B shares ..............              663          3,471             10                           (31)             377
                                          ============   ============   ============                  ============   ==============
CLASS C
Shares sold .........................              121                         2,424                         7,810            1,743
Shares issued upon reinvestment
   of dividends .....................               --                             1                            28               --
Shares redeemed .....................             (111)                       (2,415)                       (2,112)              --
                                          ------------                  ------------                  ------------   --------------
   Net increase in Class C shares ...               10                            10                         5,726            1,743
                                          ============   ============   ============                  ============   ==============

THE GABELLI WESTWOOD FUNDS
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial  interest  outstanding  throughout  each period:

                                       OPERATING PERFORMANCE                      DISTRIBUTIONS TO SHAREHOLDERS
                    -------------------------------------------------------    -----------------------------------------------------
                                                   NET
                                                 REALIZED
                    NET ASSET       NET            AND              TOTAL                       NET                         NET
                      VALUE,      INVESTMENT   UNREALIZED GAIN      FROM          NET        REALIZED                  ASSET VALUE,
PERIOD ENDED        BEGINNING     INCOME         (LOSS) ON       INVESTMENT    INVESTMENT     GAIN ON       TOTAL         END OF
SEPTEMBER 30        OF PERIOD      (LOSS)(E)   INVESTMENTS(E)    OPERATIONS      INCOME     INVESTMENTS  DISTRIBUTIONS    PERIOD
 --------------     ----------    ----------   --------------   ------------   ----------  ------------- -------------- -----------
EQUITY FUND
CLASS AAA
2002 (a)             $  8.32        $ 0.04        $  0.96        $  1.00        $(0.05)           --       $(0.05)       $ 9.27
2001                   11.12          0.04          (1.52)         (1.48)        (0.01)       $(1.31)       (1.32)         8.32
2000                   10.46         (0.00)(d)       1.86           1.86         (0.02)        (1.18)       (1.20)        11.12
1999                    8.99          0.04           1.72           1.76         (0.06)        (0.23)       (0.29)        10.46
1998                    9.57          0.07          (0.22)         (0.15)        (0.06)        (0.37)       (0.43)         8.99
1997                    7.68          0.07           2.72           2.79         (0.07)        (0.83)       (0.90)         9.57
CLASS A
2002 (a)             $  8.29        $ 0.03         $ 0.96         $ 0.99        $(0.03)           --       $(0.03)       $ 9.25
2001                   11.10          0.02          (1.52)         (1.50)           --        $(1.31)       (1.31)         8.29
2000                   10.46         (0.03)          1.85           1.82            --         (1.18)       (1.18)        11.10
1999                    8.97          0.02           1.73           1.75         (0.03)        (0.23)       (0.26)        10.46
1998                    9.57          0.08          (0.25)         (0.17)        (0.06)        (0.37)       (0.43)         8.97
1997                    7.69          0.06           2.71           2.77         (0.06)        (0.83)       (0.89)         9.57
CLASS B
2002 (a)             $  8.29        $ 0.00(d)      $ 0.96         $ 0.96        $(0.02)           --       $(0.02)       $ 9.23
2001 (f)                9.65          0.01          (1.35)         (1.36)           --            --           --          8.29
CLASS C
2002 (a)             $  8.28        $ 0.01         $ 0.97         $ 0.98            --            --           --        $ 9.26
2001 (g)               10.25         (0.01)         (1.96)         (1.97)           --            --           --          8.28






Selected data for a share of beneficial  interest  outstanding  throughout  each period:

                                   RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
                 -------------------------------------------------------------------------------------------

                                               NET
                              NET ASSETS,   INVESTMENT         EXPENSES             EXPENSES
                                END OF     INCOME (LOSS)        NET OF               BEFORE          PORTFOLIO
PERIOD ENDED        TOTAL       PERIOD      TO AVERAGE          WAIVERS/             WAIVERS/        TURNOVER
SEPTEMBER 30       RETURN+    (IN 000'S)    NET ASSETS       REIMBURSEMENTS(B)   REIMBURSEMENTS(C)     RATE
 --------------   --------   ------------   -------------   ------------------   -----------------   --------
EQUITY FUND
CLASS AAA
2002 (a)             1.9%      $308,829         0.81%              1.41%                1.45%            45%
2001               (14.9)       265,855         0.45               1.43                 1.43             87
2000                19.3        204,094        (0.00)              1.48                 1.48             91
1999                19.8        155,036         0.38               1.49                 1.49             67
1998                (1.4)       175,391         0.73               1.47                 1.47             77
1997                39.6        128,697         1.11               1.53                 1.59             61
CLASS A
2002 (a)             1.8%      $  2,449         0.56%              1.66%                1.70%            45%
2001               (15.1)         2,096         0.20               1.68                 1.68             87
2000                19.0          2,133        (0.25)              1.73                 1.73             91
1999                19.5          2,222         0.13               1.74                 1.74             67
1998                (1.8)         2,468         0.46               1.72                 1.72             77
1997                39.3          3,338         0.85               1.78                 1.84             61
CLASS B
2002 (a)            1.7%       $     30         0.06%              2.16%                2.20%            45%
2001 (f)          (14.1)             27        (0.30)(h)           2.18(h)              2.18(h)          87
CLASS C
2002 (a)            1.8%       $     22         0.06%              2.16%                2.20%            45%
2001 (g)           19.2               4        (0.30)(h)           2.18(h)              2.18(h)          87

--------------------------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Performance excludes the effect of any front-end or back-end sales charge. Total return for the period of less than one year is not annualized.
(a)   For the period ended March 31, 2002; unaudited.
(b) The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits, the expense ratios would be 1.41% (Class AAA), 1.66% (Class A) and 2.16% (Class B and Class C) for the period ended March 31, 2002, 1.42% (Class AAA), 1.67% (Class A) and 2.17% (Class B and Class
      C) for 2001,1.47%  (Class AAA) and 1.72% (Class A) for 2000,  1.44% (Class
      AAA) and 1.69% (Class A) for 1999, 1.45% (Class AAA) and 1.70% (Class A) for 1998.
(c) During the period, certain fees were voluntarily reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratio would have been as shown.
(d)   Amount represents less than $0.005 per share.
(e) Per share amounts have been calculated using the monthly average shares outstanding method.
(f) From March 27, 2001 through September 30, 2001, the period through which Class B Shares were continuously outstanding.
(g) From February 13, 2001 through September 30, 2001, the period through which Class C Shares were continuously outstanding.
(h)   Annualized.

                 See accompanying notes to financial statements.

THE GABELLI WESTWOOD FUNDS
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial  interest  outstanding  throughout  each period:

                                         OPERATING PERFORMANCE                      DISTRIBUTIONS TO SHAREHOLDERS
                    -------------------------------------------------------    ------------------------------------------
                                                    NET
                                                  REALIZED
                    NET ASSET                       AND             TOTAL                      NET                         NET
                      VALUE          NET         UNREALIZED         FROM          NET        REALIZED                  ASSET VALUE
PERIOD ENDED        BEGINNING     INVESTMENT   GAIN (LOSS) ON    INVESTMENT    INVESTMENT    GAIN ON        TOTAL        END OF
SEPTEMBER 30        OF PERIOD      INCOME(E)   INVESTMENTS(E)    OPERATIONS      INCOME    INVESTMENTS  DISTRIBUTIONS    PERIOD
 --------------     ----------    ----------   --------------   ------------   ---------- ------------- ------------- ------------
BALANCED FUND
CLASS AAA
2002 (a)              $10.40         $0.12         $ 0.65         $ 0.77        $(0.12)          --       $(0.12)        $11.05
2001                   12.40          0.26          (0.90)         (0.64)        (0.26)      $(1.10)       (1.36)         10.40
2000                   11.98          0.27           1.23           1.50         (0.27)       (0.81)       (1.08)         12.40
1999                   10.98          0.25           1.12           1.37         (0.25)       (0.12)       (0.37)         11.98
1998                   11.49          0.26           0.05           0.31         (0.26)       (0.56)       (0.82)         10.98
1997                    9.71          0.25           2.36           2.61         (0.25)       (0.58)       (0.83)         11.49
CLASS A
2002 (a)              $10.37         $0.11         $ 0.64         $ 0.75        $(0.11)          --       $(0.11)        $11.01
2001                   12.36          0.23          (0.89)         (0.66)        (0.23)      $(1.10)       (1.33)         10.37
2000                   11.95          0.24           1.22           1.46         (0.24)       (0.81)       (1.05)         12.36
1999                   10.96          0.22           1.11           1.33         (0.22)       (0.12)       (0.34)         11.95
1998                   11.46          0.26           0.02           0.28         (0.22)       (0.56)       (0.78)         10.96
1997                    9.69          0.24           2.33           2.57         (0.22)       (0.58)       (0.80)         11.46
CLASS B
2002 (a)              $10.40         $0.11         $ 0.61         $ 0.72        $(0.09)          --       $(0.09)        $11.03
2001 (f)               11.35          0.08          (0.95)         (0.87)        (0.08)          --        (0.08)         10.40
CLASS C
2002 (a)              $10.40         $0.09         $ 0.64         $ 0.73        $(0.10)       $0.00       $(0.10)        $11.03
2001 (g)               10.17          0.00(d)       (0.29)         (0.29)           --           --           --          10.40





Selected data for a share of beneficial  interest  outstanding  throughout  each period:

                                              RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
                              --------------------------------------------------------------------------------

                                                 NET
                               NET ASSETS     INVESTMENT          EXPENSES             EXPENSES
                                 END OF      INCOME (LOSS)         NET OF               BEFORE        PORTFOLIO
PERIOD ENDED         TOTAL       PERIOD       TO AVERAGE          WAIVERS/             WAIVERS/        TURNOVER
SEPTEMBER 30        RETURN+    (IN 000'S)     NET ASSETS      REIMBURSEMENTS(B)    REIMBURSEMENTS(C)    RATE
 --------------    --------   ------------   -------------   ------------------   -----------------   --------
BALANCED FUND
CLASS AAA
2002 (a)              1.1%      $165,122         2.27%              1.19%                1.19%            39%
2001                 (5.8)       154,179         2.23               1.17                 1.17             81
2000                 13.4        139,350         2.21               1.19                 1.19             65
1999                 12.6        160,352         2.06               1.20                 1.20             86
1998                  2.8        128,222         2.37               1.20                 1.20             77
1997                 28.3         67,034         2.60               1.28                 1.36            110
CLASS A
2002 (a)              1.0%      $  6,649         2.02%              1.44%                1.44%            39%
2001                 (6.0)         6,472         1.98               1.42                 1.42             81
2000                 13.1          7,720         1.96               1.44                 1.44             65
1999                 12.2          9,374         1.81               1.45                 1.45             86
1998                  2.6         14,585         2.16               1.45                 1.45             77
1997                 28.0         14,444         2.37               1.53                 1.61            110
CLASS B
2002 (a)              0.8%      $     84         1.52%              1.94%                1.94%            39%
2001 (f)             (7.7)             2         1.48(h)            1.92(h)              1.92(h)          81
CLASS C
2002 (a)              0.9%      $     59         1.52%              1.94%                1.94%            39%
2001 (g)              2.3              7         1.48(h)            1.92(h)              1.92(h)          81

--------------------------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Performance excludes the effect of any front-end or back-end sales charge. Total return for the period of less than one year is not annualized.
(a)   For the period ended March 31, 2002; unaudited.
(b) The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits, the expense ratios would be 1.15% (Class AAA), 1.40% (Class A) and 1.90% (Class B and Class C) for the period ended March 31, 2002, 1.15% (Class AAA), 1.40% (Class A) and 1.90% (Class B and Class
      C) for 2001,  1.17% (Class AAA) and 1.42% (Class A) for 2000, 1.15% (Class
      AAA) and 1.40% (Class A) for 1999, 1.17% (Class AAA) and 1.42% (Class A) for 1998.
(c) During the period, certain fees were voluntarily reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratio would have been as shown.
(d)   Amount represents less than $.005 per share.
(e) Per share amounts have been calculated using the monthly average shares outstanding method.
(f) From March 27, 2001 through September 30, 2001, the period through which Class B Shares were continuously outstanding.
(g) From September 25, 2001 through September 30, 2001, the period through which Class C Shares were continuously outstanding.
(h)   Annualized.

                 See accompanying notes to financial statements.

THE GABELLI WESTWOOD FUNDS
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial  interest  outstanding  throughout  each period:

                                     OPERATING PERFORMANCE                           DISTRIBUTIONS TO SHAREHOLDERS
                    --------------------------------------------------------   -------------------------------------------
                                                    NET
                                                 REALIZED
                   NET ASSET          NET           AND             TOTAL                       NET                         NET
                     VALUE,       INVESTMENT  UNREALIZED GAIN       FROM           NET       REALIZED                   ASSET VALUE
PERIOD ENDED       BEGINNING        INCOME        (LOSS) ON      INVESTMENT    INVESTMENT     GAIN ON        TOTAL         END OF
SEPTEMBER 30        OF PERIOD       (LOSS)      INVESTMENTS      OPERATIONS      INCOME     INVESTMENTS  DISTRIBUTIONS     PERIOD
---------------     ----------    ----------   --------------   ------------   ----------  ------------- -------------  -----------
INTERMEDIATE BOND FUND(H)
CLASS AAA
2002 (a)              $10.82         $0.24         $(0.34)        $(0.10)       $(0.24)           --      $(0.24)          $10.48
2001                   10.08          0.51(d)        0.74           1.25         (0.51)           --       (0.51)           10.82
2000                    9.99          0.51           0.09           0.60         (0.51)           --       (0.51)           10.08
1999                   10.74          0.50          (0.75)         (0.25)        (0.50)           --       (0.50)            9.99
1998                   10.29          0.57           0.45           1.02         (0.57)           --       (0.57)           10.74
1997                    9.88          0.68           0.41           1.09         (0.68)           --       (0.68)           10.29
CLASS A
2002 (a)              $10.82         $0.23         $(0.34)        $(0.11)       $(0.23)           --      $(0.23)          $10.48
2001 (f)               10.55          0.09(e)        0.27           0.36         (0.09)           --       (0.09)           10.82
CLASS B
2002 (a)              $10.82         $0.20         $(0.34)        $(0.14)       $(0.20)           --      $(0.20)          $10.48
2001 (e)               10.53          0.22(e)        0.29           0.51         (0.22)           --       (0.22)           10.82
CLASS C
2002 (i)              $10.84         $0.20(d)      $(0.36)        $(0.16)       $(0.20)           --      $(0.20)          $10.48


Selected data for a share of beneficial  interest  outstanding  throughout  each period:

                                  RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
                   -----------------------------------------------------------------------------

                                                   NET             EXPENSES           EXPENSES
                                NET ASSETS,    INVESTMENT           NET OF             BEFORE
                                  END OF      INCOME (LOSS)        WAIVERS/           WAIVERS/        PORTFOLIO
PERIOD ENDED          TOTAL       PERIOD      TO AVERAGE          REIMBURSE-          REIMBURSE-      TURNOVER
SEPTEMBER 30         RETURN+    (IN 000'S)     NET ASSETS          MENTS(B)            MENTS(C)          RATE
---------------     --------   ------------   -------------   ------------------   -----------------   --------
INTERMEDIATE BOND FUND(H)
CLASS AAA
2002 (a)             (0.5)%       $8,112         4.39%(g)           1.04%(g)             1.86%(g)         29%
2001                 12.7          8,140         4.90               1.07                 2.02             77
2000                  6.4          6,451         5.16               1.06                 1.94             67
1999                 (2.4)         6,214         4.82               1.05                 1.63            108
1998                 10.2          7,618         5.45               1.08                 2.08            232
1997                 11.4          5,912         6.71               1.11                 1.70            628
CLASS A
2002 (a)             (0.9)%       $   48         4.29%(g)           1.14%(g)             1.96%(g)         29%
2001 (f)              3.4             93         4.80(g)            1.17(g)              2.12(g)          77
CLASS B
2002 (a)             (1.0)%       $   38         3.64%(g)           1.79%(g)             2.61%(g)         29%
2001 (e)              4.9             23         4.15(g)            1.82(g)              2.77(g)          77
CLASS C
2002 (i)             (1.0)%       $    4         3.64%(g)           1.79%(g)             2.61%(g)         29%


--------------------------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Performance excludes the effect of any front-end sales or back-end charge. Total return for the period of less than one year is not annualized.
(a)   For the period ended March 31, 2002; unaudited.
(b) The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits, the expense ratios would be 1.00% (Class AAA), 1.10% (Class A), and 1.75% (Class B and Class C) for each period.
(c) During the period, certain fees were voluntarily reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratio would have been as shown.
(d) Per share amounts have been calculated using the monthly average shares method.
(e) From March 27, 2001 through September 30, 2001, the period through which Class B Shares were continuously outstanding.
(f) From July 26, 2001 through September 30, 2001, the period through which Class A Shares were continuously outstanding.
(g)   Annualized.
(h) Class C Shares were outstanding for the periods December 15, 2000 through December 18, 2000, March 21, 2001 through March 26, 2001 and July 18, 2001 through July 24, 2001. Financial Highlights are not represented for Class C Shares as the information for the fiscal year 2001 is not considered meaningful.
(i) From October 22, 2001 through March 31, 2002, the period through which Class C Shares were continuously outstanding.

                 See accompanying notes to financial statements.

THE GABELLI WESTWOOD FUNDS
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial  interest  outstanding  throughout  each period:


                                        OPERATING PERFORMANCE                                     DISTRIBUTIONS TO SHAREHOLDERS
                               ------------------------------------------   --------------------------------------------------------
                                             NET
                                           REALIZED                                                        IN EXCESS
                  NET ASSET     NET          AND           TOTAL                  IN EXCESS       NET       OF NET
                    VALUE,   INVESTMENT UNREALIZED GAIN    FROM          NET       OF NET      REALIZED    REALIZED
PERIOD ENDED      BEGINNING    INCOME      (LOSS) ON    INVESTMENT   INVESTMENT  INVESTMENT     GAIN ON     GAIN ON       TOTAL
SEPTEMBER 30      OF PERIOD    (LOSS)     INVESTMENTS   OPERATIONS     INCOME      INCOME     INVESTMENTS INVESTMENTS  DISTRIBUTIONS
---------------   ---------- ----------  -------------- ------------  ---------- ------------ ----------- ------------  ------------
SMALLCAP EQUITY FUND
CLASS AAA
2002 (a)          $  8.86     $(0.06)       $ 1.49       $ 1.43           --           --          --          --           --
2001                22.10      (0.16)(d)     (8.12)       (8.28)          --           --      $(4.53)     $(0.43)(f)   $(4.96)
2000                17.77      (0.27)         5.39         5.12           --           --       (0.79)         --        (0.79)
1999                11.18      (0.12)         6.71         6.59           --           --          --          --           --
1998                14.48      (0.09)        (2.39)       (2.48)          --       $(0.08)      (0.60)      (0.14)       (0.82)
1997 (i)            10.00       0.08          4.40         4.48           --           --          --          --           --
CLASS A
2002 (h)          $  9.91     $(0.07)       $ 0.47       $ 0.40           --           --          --          --           --
CLASS B
2002 (a)          $  8.83     $(0.10)       $ 1.49       $ 1.39           --           --          --          --           --
2001 (e)            10.41      (0.10)(d)     (1.48)       (1.58)          --           --          --          --           --
CLASS C
2002 (h)            $9.91     $(0.07)       $ 0.42       $ 0.35           --           --          --          --           --


Selected data for a share of beneficial  interest  outstanding  throughout  each period:


                                                                RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
                                              --------------------------------------------------------------------------------------

                                                                       NET           EXPENSES           EXPENSES
                        NET                     NET ASSETS,        INVESTMENT         NET OF             BEFORE
                   ASSET VALUE,                   END OF          INCOME (LOSS)      WAIVERS/           WAIVERS/        PORTFOLIO
PERIOD ENDED          END OF       TOTAL          PERIOD           TO AVERAGE        REIMBURSE-          REIMBURSE-      TURNOVER
SEPTEMBER 30          PERIOD      RETURN+        (IN 000'S)        NET ASSETS        MENTS(B)            MENTS(C)          RATE
---------------    ------------ ------------- ----------------- -----------------  ------------       --------------    -----------
SMALLCAP EQUITY FUND
CLASS AAA
2002 (a)              $10.29       (1.8)%       $23,923              (1.22)%(g)        1.56%(g)          1.70%(g)         103%
2001                    8.86      (43.2)         21,768              (1.27)            1.59              1.74             184
2000                   22.10       29.4          34,911              (1.39)            1.58              1.63             218
1999                   17.77       58.9          20,361              (0.88)            1.62              1.72             178
1998                   11.18      (17.7)         11,694              (0.74)            1.72              2.11             200
1997 (i)               14.48       44.8           8,546               1.89(e)          1.89(e)           2.45(e)          146
CLASS A
2002 (h)              $10.31       (1.6)%       $     0              (1.47)%(g)        1.81%(g)          1.95%(g)         103%
CLASS B
2002 (a)              $10.22       (1.9)%       $    42              (1.97)%(g)        2.31%(g)          2.45%(g)         103%
2001 (e)                8.83      (15.2)             31              (2.02)(g)         2.34(g)           2.49(g)          184
CLASS C
2002 (h)              $10.26       (2.1)%       $     0              (1.97)%(g)        2.31%(g)          2.45%(g)         103%



--------------------------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Performance excludes the effect of any front-end or back-end sales charge. Total return for the period of less than one year is not annualized.
(a)   For the period ended March 31, 2002; unaudited.
(b) The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits, the expense ratios would be 1.50% (Class AAA), 1.75% (Class A), and 2.25% (Class B and Class C) for each period.
(c) During the period, certain fees were voluntarily reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratio would have been as shown.
(d) Per share amounts have been calculated using the monthly average shares method.
(e) From March 27, 2001 through September 30, 2001, the period through which Class B Shares were continuously outstanding.
(f)   Return of Capital.
(g)   Annualized.
(h) From November 26, 2001 through March 31, 2002, the period through which Class A Shares and Class C Shares were continuously outstanding.
(i)   Period from April 15, 1997 (inception date of Fund) to September 30, 1997.

                 See accompanying notes to financial statements.

THE GABELLI WESTWOOD FUNDS
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial  interest  outstanding  throughout  each period:

                                       OPERATING PERFORMANCE                             DISTRIBUTIONS TO SHAREHOLDERS
                              -----------------------------------------    ---------------------------------------------------------
                                                NET
                                              REALIZED                                                  IN EXCESS
                   NET ASSET                    AND            TOTAL                      NET            OF NET
                    VALUE,        NET         UNREALIZED        FROM          NET       REALIZED        REALIZED
PERIOD ENDED       BEGINNING  INVESTMENT     GAIN (LOSS)     INVESTMENT   INVESTMENT    GAIN ON          GAIN ON          TOTAL
SEPTEMBER 30       OF PERIOD    INCOME      ON INVESTMENTS   OPERATIONS     INCOME     INVESTMENTS     INVESTMENTS    DISTRIBUTIONS
----------------  ----------  ----------   --------------   ------------  ----------  -------------   -------------   ------------
REALTY FUND
CLASS AAA
2002 (a)          $  9.76       $0.26         $ 0.87         $ 1.13        $(0.26)           --             --           $(0.26)
2001                 9.10        0.40(h)        0.62           1.02         (0.36)           --             --            (0.36)
2000                 7.61        0.38           1.46           1.84         (0.35)           --             --            (0.35)
1999                 8.43        0.22          (0.81)         (0.59)        (0.23)           --             --            (0.23)
1998                10.00        0.37          (1.37)         (1.00)        (0.33)           --         $(0.24)           (0.57)
CLASS A
2002 (a)          $  9.76       $0.25         $ 0.87         $ 1.12        $(0.24)           --             --           $(0.24)
2001 (i)             9.24        0.02(h)        0.70           0.72         (0.20)           --             --            (0.20)
CLASS B
2002 (j)          $  9.90       $0.24         $ 0.75         $ 0.99        $(0.23)           --             --           $(0.23)
CLASS C
2002 (j)          $  9.90       $0.10         $ 0.92         $ 1.02        $(0.10)           --             --           $(0.10)


Selected data for a share of beneficial  interest  outstanding  throughout  each period:


                                                                RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
                                              --------------------------------------------------------------------------------------

                                                                    NET
                      NET                    NET ASSETS,         INVESTMENT            EXPENSES          EXPENSES
                  ASSET VALUE,                  END OF          INCOME (LOSS)           NET OF            BEFORE           PORTFOLIO
PERIOD ENDED         END OF        TOTAL        PERIOD           TO AVERAGE             WAIVERS/         WAIVERS/          TURNOVER
SEPTEMBER 30         PERIOD       RETURN+      (IN 000'S)        NET ASSETS(C)R     EIMBURSEMENTS(B)   EIMBURSEMENTS(C)      RATE
----------------    --------   ------------   -------------   ------------------   -----------------   ---------------     ---------
REALTY FUND
CLASS AAA
2002 (a)           $10.63            7.4%      $5,504               5.41%(d)             1.56%(d)          3.43%(d)             20%
2001                 9.76           11.4        3,526               4.27                 1.64              4.51                 64
2000                 9.10           24.9        2,845               4.52                 1.73              4.14                 74
1999                 7.61           (5.7)       1,784               4.32                 1.60              3.68                 55
1998                 8.43          (10.5)       1,815               3.87                 1.70              3.95                142
CLASS A
2002 (a)           $10.64            7.4%      $    8               5.16%(d)             1.81%(d)          3.68%                20%
2001 (i)             9.76            7.8            3               4.02(d)              1.90(d)           4.77(d)              64
CLASS B
2002 (j)           $10.66            7.6%      $    0               4.66%(d)             2.31%(d)          4.18%(d)             20%
CLASS C
2002 (j)           $10.82            7.6%      $    0               4.66%(d)             2.31%(d)          4.18%(d)             20%

------------------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Performance excludes the effect of any front-end or back-end sales charge. Total return for the period of less than one year is not annualized.
(a)   For the period ended March 31, 2002; unaudited.
(b) The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits, the expense ratios would be 1.50% (Class AAA), 1.75% (Class A), and 2.25% (Class B and Class C) for each period.
(c) During the period, certain fees were voluntarily reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratio would have been as shown.
(d)   Annualized.
(e)   Period from May 11, 1998  (inception  date of Class AAA) to September  30,
      1998.
(f)   Period  from June 15, 2000  (offering  date of Class A) to  September  30,
      2000.
(g)   Amount represents less than $0.005 per share.
(h) Per share amounts have been calculated using the monthly average shares outstanding method.
(i) From May 9, 2001 through September 30, 2001, the period through which Class A Shares were continuously outstanding.
(j) From November 26, 2001 through March 30, 2002, the period through which Class B and C Shares were continuously outstanding.

                 See accompanying notes to financial statements.

THE GABELLI WESTWOOD FUNDS
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period:


                                      OPERATING PERFORMANCE                     DISTRIBUTIONS TO SHAREHOLDERS
                              -----------------------------------------   ----------------------------------------
                                               NET
                                             REALIZED
                   NET ASSET                    AND           TOTAL                      NET                             NET
                     VALUE,       NET       UNREALIZED        FROM           NET       REALIZED                      ASSET VALUE,
PERIOD ENDED       BEGINNING   INVESTMENT   GAIN (LOSS)     INVESTMENT    INVESTMENT    GAIN ON         TOTAL          END OF
SEPTEMBER 30       OF PERIOD    INCOME     ON INVESTMENTS   OPERATIONS      INCOME    INVESTMENTS    DISTRIBUTIONS     PERIOD
 --------------   ----------  ---------- ----------------  ------------   ----------  ------------   --------------  ------------
MIGHTY MITES[SM] FUND
CLASS AAA
2002 (a)            $10.99       $0.03         $ 1.36         $ 1.39        $(0.10)         --         $(0.10)          $12.28
2001                 14.00        0.12(h)       (0.59)         (0.47)        (0.08)     $(2.46)         (2.54)           10.99
2000                 12.91        0.05(h)        2.76(h)        2.81         (0.10)      (1.62)         (1.72)           14.00
1999                  9.70        0.10           3.20           3.30         (0.09)         --          (0.09)           12.91
1998 (e)             10.00        0.04          (0.34)         (0.30)           --          --             --             9.70
CLASS A
2002 (a)            $10.97       $0.00(g)      $ 1.44         $ 1.44            --          --             --           $12.41
2001                 14.00        0.09(h)       (0.59)         (0.50)       $(0.07)     $(2.46)        $(2.53)           10.97
2000 (f)             13.48        0.00(g)(h)     0.52(h)        0.52            --          --             --            14.00
CLASS B
2002 (a)            $10.96       $0.01         $ 1.34         $ 1.35        $(0.04)         --         $(0.04)          $12.27
2001 (j)             11.92        0.00(g)(h)    (0.96)         (0.96)           --          --             --            10.96
CLASS C
2002 (a)            $10.98       $0.00(g)      $ 1.35         $ 1.35        $(0.10)         --         $(0.10)          $12.23
2001 (j)             12.25        0.00(g)(h)     (1.27)         (1.27)          --          --             --            10.98



Selected data for a share of beneficial  interest  outstanding  throughout  each period:

                                          RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
                           ----------------------------------------------------------------------------------

                                              NET
                          NET ASSETS,      INVESTMENT            EXPENSES             EXPENSES
                             END OF       INCOME (LOSS)            NET OF               BEFORE       PORTFOLIO
PERIOD ENDED      TOTAL      PERIOD         TO AVERAGE             WAIVERS/             WAIVERS/      TURNOVER
SEPTEMBER 30    RETURN+   (IN 000'S)     NET ASSETS(C)      REIMBURSEMENTS(B)    REIMBURSEMENTS(C)    RATE
 --------------  --------  ------------   --------------   ---------------------- -----------------  --------
MIGHTY MITES[SM] FUND
CLASS AAA
2002 (a)            5.2%     $28,058         0.57%(d)             1.5%(d)               1.78%(d)          8%
2001               (2.8)      17,404         0.98                 1.52                  2.20             66
2000               23.0       15,165         0.38                 1.50                  2.01             66
1999               34.2       10,205         0.94                 1.01                  2.32             88
1998 (e)           (3.0)       4,838         1.60(d)              2.05(d)               4.50(d)          18
CLASS A
2002 (a)            5.4%     $     0         0.32%(d)             1.75%(d)              2.03%(d)          8%
2001               (3.1)          47         0.73                 1.77                  2.45             66
2000 (f)            3.9           49         0.13(d)              1.75(d)               2.26(d)          66
CLASS B
2002 (a)            5.0%     $     4         0.18%(d)             2.25%(d)              2.53%(d)          8%
2001 (j)           (8.1)           4         0.23(d)              2.27(d)               2.95(d)          66
CLASS C
2002 (a)            5.1%     $    92         0.18%(d)             2.25%(d)              2.53%(d)          8%
2001 (j)          (10.4)          19         0.23(d)              2.27(d)               2.95(d)          66


--------------------------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Performance excludes the effect of any front-end or back-end sales charge. Total return for the period of less than one year is not annualized.
(a)   For the period ended March 31, 2002; unaudited.
(b) The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits, the expense ratios would be 1.50% (Class AAA), 1.75% (Class A), and 2.25% (Class B and Class C) for the periods ended through September 30, 2000. For the year ended September 30, 1999, the Class AAA expense ratio would be 1.00%, and for the year ended September 30, 1998, Class AAA expense ratio would be 2.00%.
(c) During the period, certain fees were voluntarily reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratio would have been as shown.
(d)   Annualized.
(e)   Period from May 11, 1998  (inception  date of Class AAA) to September  30,
      1998.
(f)   Period  from June 15, 2000  (offering  date of Class A) to  September  30,
      2000.
(g)   Amount represents less than $0.005 per share.
(h) Per share amounts have been calculated using the monthly average shares outstanding method.
(i) From June 6, 2001 through September 30, 2001, the period through which Class B Shares were continuously outstanding.
(j) From August 3, 2001 through September 30, 2001, the period through which Class C Shares were continuously outstanding.

     GABELLI FUNDS AND YOUR PERSONAL PRIVACY
--------------------------------------------------------------------------------

     WHO ARE WE?
     The Gabelli Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds LLC, Gabelli Advisers, Inc. and Gabelli Fixed Income, LLC, which are affiliated with Gabelli Asset Management Inc. Gabelli Asset Management is a publicly-held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

     WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A GABELLI CUSTOMER?
     If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:
     o INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.
     o INFORMATION ABOUT YOUR TRANSACTIONS WITH US, ANY TRANSACTIONS WITH OUR AFFILIATES AND TRANSACTIONS WITH THE ENTITIES WE HIRE TO PROVIDE SERVICES TO YOU. This would include information about the shares that you buy or redeem, and the deposits and withdrawals that you make. If we hire someone else to provide services--like a transfer agent--we will also have information about the transactions that you conduct through them.

     WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?
     We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its web site, www.sec.gov.

     WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?
     We restrict access to non-public personal information about you to the people who need to know that information in order to perform their jobs or provide services to you and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

                           The GABELLI Westwood Funds
================================================================================

                                EQUITY FUND                                              SMALLCAP EQUITY FUND
                                BALANCED FUND                                            REALTY FUND
                                INTERMEDIATE BOND FUND                                   MIGHTY MITES[SM] FUND

                                CLASS AAA SHARES                                         CLASS A SHARES
----------------------------------------------------------------       ----------------------------------------------------
                  Average Annual Returns -- March 31, 2002 (a)(e)        Average Annual Returns -- March 31, 2002 (a)(b)(e)
                                                         Since                                                  Since
                      1 Year     5 Year     10 Year   Inception              1 Year      5 Year     10 Year   Inception
                    --------------------------------------------       ----------------------------------------------------
Equity ..............  (3.79)%    11.08%      14.40%      13.28%              (7.87)%     9.88%      13.64%     12.80%
Balanced ............  (0.83)      9.62       11.90       12.00               (5.11)      8.41       11.09      11.24
Intermediate Bond ...   4.00       6.50        6.43        6.43               (0.66)      5.59        5.75       5.97
SmallCap Equity .....  (0.39)        --          --       10.18               (4.18)        --          --       9.19
Realty ..............  22.11         --          --        6.21               17.02         --          --       5.21
Mighty Mites [SM] ...   9.51         --          --       15.53                5.35         --          --      14.35

                                CLASS B SHARES                                            CLASS C SHARES
----------------------------------------------------------------       ----------------------------------------------------
                Average Annual Returns -- March 31, 2002 (a)(c)(e)        Average Annual Returns -- March 31, 2002 (a)(d)(e)
                                                         Since                                                  Since
                      1 Year     5 Year     10 Year   Inception              1 Year      5 Year     10 Year   Inception
                    --------------------------------------------       ----------------------------------------------------
Equity ..............  (8.99)%    10.71%      14.09%      13.09%              (5.22)%    10.76%      14.10%     13.09%
Balanced ............  (6.16)      9.17       11.55       11.67               (2.10)      9.41       11.60      11.72
Intermediate Bond ...  (1.87)      6.17        6.10        6.30                2.15       6.36        6.14       6.34
SmallCap Equity .....  (4.59)        --          --        9.75               (1.38)        --          --      10.11
Realty ..............  17.49         --          --        5.85               21.36         --          --       6.25
Mighty Mites [SM] ...   4.84         --          --       14.85                8.25         --          --      15.41


(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost.
(b) Includes the effect of the maximum 4.0% sales charge at the beginning of the period.
(c) Includes the effect of the contingent deferred sales charge upon redemption of Class B Shares within 72 months.
(d) Includes the effect of the contingent deferred sales charge upon redemption of Class C Shares within 24 months.
(e) The performance of the Class AAA Shares is used to calculate performance for the periods prior to the issuance of Class A Shares, Class B Shares and Class C Shares. The performance for the Class B Shares and Class C Shares would have been lower due to the additional expenses associated with these Classes of shares. The inception dates for the Class AAA Shares and the initial issuance dates for the Class A Shares, Class B Shares and Class C Shares after which shares remained continuously outstanding are listed below.

                                   Class AAA Shares     Class A Shares    Class B Shares    Class C Shares
                                 --------------------  ------------------  -------------   -----------------
    Equity .....................       01/02/87            01/28/94          03/27/01         02/13/01
    Balanced ...................       10/01/91            04/06/93          03/27/01         09/25/01
    Intermediate Bond ..........       10/01/91            07/26/01          03/27/01         10/22/01
    SmallCap Equity ............       04/15/97            11/26/01          03/27/01         11/26/01
    Realty .....................       09/30/97            05/09/01          11/26/01         11/26/01
    Mighty Mites[SM] ...........       05/11/98            07/11/00          05/06/01         08/03/01

                           The GABELLI Westwood Funds
================================================================================

                 One Corporate Center
               Rye, New York 10580-1422
           GENERAL AND ACCOUNT INFORMATION:
            1-800-GABELLI [1-800-422-3554]
                  fax: 1-914-921-5118
                http://www.gabelli.com
               e-mail: info@gabelli.com


               Board of Trustees

SUSAN M. BYRNE                 JAMES P. CONN
PRESIDENT AND CHIEF            FORMER CHIEF INVESTMENT OFFICER
INVESTMENT OFFICER             FINANCIAL SECURITY ASSURANCE
                               HOLDINGS LTD.

KARL OTTO POHL                 WERNER J. ROEDER, MD
FORMER PRESIDENT               MEDICAL DIRECTOR
DEUTCHE BUNDESBANK             LAWRENCE HOSPITAL

ANTHONY J. COLAVITA
ATTORNEY-AT-LAW
ANTHONY J. COLAVITA, P.C.

                     Officers

SUSAN M. BYRNE                 BRUCE N. ALPERT
PRESIDENT AND CHIEF            VICE PRESIDENT AND TREASURER
INVESTMENT OFFICER

LYNDA J. CALKIN, CFA           PATRICIA R. FRAZE
VICE PRESIDENT                 VICE PRESIDENT

JAMES E. MCKEE
SECRETARY



                 INVESTMENT ADVISER
               Gabelli Advisers, Inc.

               INVESTMENT SUB-ADVISER
           Westwood Management Corporation

                     DISTRIBUTOR
               Gabelli & Company, Inc.

                      CUSTODIAN
                The Bank of New York

                    LEGAL COUNSEL
        Paul, Hastings, Janofsky & Walker LLP



--------------------------------------------------------------------------------
This report is submitted for the information of the shareholders of
The Gabelli Westwood Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------
GABWWQ102SR



                                       THE
                                     GABELLI
                                    WESTWOOD
                                      FUNDS


                                  EQUITY FUND
                                  BALANCED FUND
                             INTERMEDIATE BOND FUND
                              SMALLCAP EQUITY FUND
                                   REALTY FUND
                              MIGHTY MITES[SM] FUND

                               SEMI-ANNUAL REPORT
                                 MARCH 31, 2002